                                   Up Close

                                                               Annual Report
                                                               December 31, 1997


                             [PHOTO APPEARS HERE]


Will your savings
measure up to your
long-term goals?


      Making your investment
        work hard for you


Our funds offer clear choices


--------------------------------------------------------------------------------
                                                                     Horace Mann
retirement annuities

                               Contents Savings

                       [PHOTO OF STOPWATCH APPEARS HERE]


------------------------------------
One-year performance ending 12/31/97
------------------------------------
Growth Fund                   21.90%

Balanced Fund                 17.54%

Income Fund                    8.04%

Short-Term
Investment Fund                3.72%

Small Cap
Growth Fund*                  15.83%

International
Equity Fund*                   2.40%

Socially
Responsible Fund*             21.86%

For further information, see page 6.

*Since inception 3/10/97

-------------------------------------

EDITOR'S NOTE: Nothing in these articles should be construed as a promise or guarantee of future performance. Investment decisions are very personal and should take into account many individual factors. More complete information on the funds can be found in the current prospectuses.

This report must be preceded or accompanied by a current prospectus.

FEATURES

Will your savings measure
up to your long-term goals?.................................3

Horace Mann's funds
offer clear choices.........................................5

How the funds measure up....................................6

Making your investments
work hard for you...........................................8

Knowledge and professionalism
set our agents apart.......................................11

New legislation creates more
investment choices.........................................12

Take a closer look at how
your funds performed.......................................13


DEPARTMENTS

Portfolio manager letters..................................14

Financial statements.......................................21



                                                                 LONG-TERM GOALS
                                  investments


Horace Mann Family of Funds and Horace Mann Life Insurance Company Separate Account Annual Report

Horace Mann Investors, Inc.
--------------------------------------------------------------------------------
                                                     1 Horace Mann Plaza
                                                     Springfield, Illinois 62715
                                                     217-789-2500


Fellow Shareholders:

Horace Mann is pleased to report 1997 investment returns. Each of our seven funds achieved positive returns for the year, and your assets increased in value in excess of inflation. Both the Growth Fund and Balanced Fund have produced performance in excess of the relevant Lipper averages over the most recent three-year period. Although both funds underperformed their relevant benchmarks over the last year, they produced very positive returns. You should be very confident that the officers and trustees of the funds remain committed to delivering to you appropriate returns for your investments over the long term.

In response to the need for additional fund options, we added three new funds this year -- the Small Cap Growth Fund, the Socially Responsible Fund and the International Equity Fund -- bringing the total number of Horace Mann funds available to seven. The purpose of the new funds is to offer you the ability to build a more diversified portfolio. The Small Cap Growth, International Equity and Socially Responsible funds outpaced their relevant benchmarks for 1997.

MARKET REVIEW

1997 was a good year for both stock and bond markets in the United States. Domestic stock prices continued their successful run over the past several years, and the bond market benefited from an economy with low inflation and moderate growth. Some international markets, however, especially those in Asia, experienced market declines over the last half of 1997. Scudder Kemper Investments Inc., manager of the Horace Mann International Equity Fund, remains positive on international markets over the long term, but expects some near-term volatility.

MARKET AND POLITICAL ISSUES

Wellington Management Company, LLP, one of the fund's investment advisors, expects both unemployment and inflation to remain at moderate levels in the near future. These two fundamental factors are expected to keep interest rates from rising very much in the near term. The expansion of the domestic economy is expected to continue in the next year, although the pace might slow somewhat as Asian demand falls for U.S. goods.

PERSPECTIVE

At the Horace Mann Family of Funds, we are committed to providing our shareholders with a long-term accumulation of assets in excess of inflation. We hope that the new additions to our family of funds give you more options to achieve your goal of a secure retirement. We appreciate the opportunity to serve you.


Sincerely,

/s/George J. Zock

George Zock
Chairman & President
Horace Mann Mutual Funds

                                                           INVESTMENT OBJECTIVES


Will your savings measure up to your long-term goals?

================================================================================

[PHOTO APPEARS HERE]

They will if you put your savings in the right place

The types of investments you choose are the most critical decisions you'll make when you're investing for the long term. When you're selecting an appropriate mix of fund investments, your choices should be based on personal investment objectives, your attitude toward investing and risk, and your expected time until retirement or whenever you'll need to withdraw your money.

The first step toward allocating assets is determining your goals. What are you saving for? A comfortable retirement? A vacation home? College education for the kids? Your own business? When you have a goal in mind, set a realistic deadline, then determine the amount of money you'll need to achieve that goal. Now you know how much money you need and the time frame you have to save for it.

You'll also need to determine your attitude toward investments -- are you aggressive, moderate or conservative? Aggressive investors don't mind the risks associated with stock investments. They know that, historically, the stock market has outperformed many other investments over the long term. Moderate investors embrace both the potential of the stock market and the stability of bonds -- they're willing to settle for perhaps less potential growth if their exposure to risk is also decreased. Conservative investors want to minimize risk -- usually, they're close to their goal, and want to conserve the growth they've already achieved through investments with less risk.

What type of investor are you?

Investors with 20 or more years to achieve their goals should be thinking about their investment over the long term. Long-term investors are often able to more easily tolerate the ups and downs of investment returns in exchange for greater long-term growth. If you fall into this category, you should consider the growth potential of growth stock funds, small cap growth funds and international funds.

Investors with between 10-20 years left to achieve their goals should be willing to accept more risk in order to develop their nest egg. They may want to consider allocating most of their contributions to growth stock funds, with some more conservative investments mixed in, such as bond funds.

Investors with less than 10 years to reach their goals often feel more comfortable with more stable investments but may desire some exposure to investments with higher return potential. These short-term investors should probably consider having some reserve in short-term or guaranteed fixed accounts, and a mix of growth and bond funds to help them meet their objectives.

For those who are about to retire or already in retirement (who want to preserve what they have), year-to-year predictability of investment returns is important, so a fixed account, an income fund and short-term investments should be a part of their investments mix. However, depending on the amount of risk they're willing to tolerate, it's important that their investments continue to grow, and allocating some money to stocks and bonds will help offset the impact of inflation on buying power.

So if you have some goals in mind for your future, you should sit down with your Horace Mann agent. After evaluating your investment style and how much you'll need, you can determine how to allocate your assets to achieve your goals.

--------------------------------------------------------------------------------
Now is the time to save for your goals

If you started an annuity but have stopped contributing to it, now is the best time to start up again. Why now? Because the more you set aside now, the more you'll have later when you'll need it. By setting dollars aside today, you give your money more time to work for you. To restart your annuity contributions or increase them, just talk to your Horace Mann agent, or call 1-800-999-1030.

If you've stopped contributing to a 403(b) tax-deferred annuity because you've changed jobs or are no longer an educator, consider starting an IRA. The important thing is that you continue to set aside money now for your retirement.

================================================================================

Continue your investment

                             [GRAPH APPEARS HERE]

Client 1 (stopped contributing)
Client 2 (continues contributing)


If you've stopped contributing to your Individual Retirement Account (IRA) or Tax-deferred Annuity (TDA), you should strongly consider starting to contribute again. Even small contributions can add substantially to your account over time.

The chart above illustrates the difference between continuing to contribute to an IRA account versus stopping contributions. For the illustration, two clients have IRA annuities, and both have $10,000 in their accounts. The first client decides to stop contributing to the account. The second continues to contribute just $50 per month at the beginning of each month. If we compare the accounts after 20 years, assuming an 8 percent average annual rate of return, the client who continued to contribute has 61 percent more in the account than the client who stopped contributing.

This chart is a hypothetical illustration and does not represent an actual investment in a Horace Mann annuity.

--------------------------------------------------------------------------------

                                                                 FUND OBJECTIVES

                         HORACE MANN'S funds
                              offer clear choices

================================================================================

When you're looking to invest, sometimes it's hard to see the forest for the trees. With so many different funds to choose from, how do you make a choice? Many companies offer such a variety of funds with overlapping investment styles that it's hard to make a choice.

That's why, at Horace Mann, we give you a variety of investment choices without overwhelming you with too many. Depending on your goals, your attitude toward investments and investment strategies, you'll find clear choices within our family of funds to meet your needs.

Our family of funds is diverse, and each fund has a different investment strategy. You can choose an investment with more risk, but also more growth potential. If you want less risk, we have several choices for you as well. By choosing several different funds with varying degrees of risk, you can diversify your investments and lessen the possibility that a market downturn would adversely affect your returns. Here are the funds and a description of their investment strategies.

SMALL CAP GROWTH FUND -- This fund's objective is long-term capital appreciation through investment in stock of smaller, emerging U.S. companies.

INTERNATIONAL EQUITY FUND -- This fund seeks long-term capital growth and preservation of capital by investing in common stock of large, well-managed non-U.S. companies.

GROWTH FUND -- This fund seeks long-term capital growth and preservation of capital by investing in the common stock of large U.S. companies.

SOCIALLY RESPONSIBLE FUND -- This fund seeks long-term capital growth with current income and growth of income by investing in the stocks of large, well-managed U.S. companies exhibiting socially responsible business practices.

BALANCED FUND -- This fund seeks high long-term rate of return consistent with prudent investment risks by investing in common stocks, government and corporate bonds and money-market instruments.

INCOME FUND -- This fund seeks long-term total rate of return in excess of the U.S. bond market over a full market cycle. The Income Fund invests primarily in debt securities.

SHORT-TERM INVESTMENT FUND -- This fund seeks maximization of current income consistent with liquidity and preservation of principal by investing in Treasury bills, negotiable certificates of deposit and commercial paper with maturities of generally less than one year.

Most mutual fund families offer these investment options. Your choice of funds, therefore, depends on how you want to allocate assets, your risk tolerance and your investment time horizon.

--------------------------------------------------------------------------------
FUND PERFORMANCE
                                 How the funds
--------------------------------------------------------------------------------

For Annuity Alternatives Contract Owners

Average annual total returns for the period ended December 31, 1997 for the Annuity Alternatives contracts are shown in the following table. For contributions which remained invested in an Annuity Alternatives contract, returns are shown in the "Without Redemption" columns. For contracts which were surrendered, returns are shown in the "With Redemption" columns. Redemption has no affect on the variable account rates of return after the initial five-year contract period. Returns are based on a $1,000 investment.

                                                                             5 Year
                           1 Year        1 Year          5 Years         Lipper Variable       10 Years       Since Inception/1/
                          Without          With       With or Without     Annuity Index    With or Without    With or Without
                         Redemption     Redemption      Redemption          Returns/3/        Redemption         Redemption
Variable subaccount
Growth Fund                21.90          12.15           16.57              16.61              13.62              12.57
Balanced Fund              17.54           8.14           12.09              11.52              11.09               9.86
Income Fund                 8.04          -0.60            3.24                                  5.34               4.29
Short-Term
   Investment Fund          3.72          -4.58            0.96                                  1.96               1.23

                                       Since          Since
                                    Inception/2/   Inception/2/    Annualized         Annualized
                                      Without         With           Without             With
                                    Redemption     Redemption      Redemption         Redemption
Small Cap Growth Fund                 15.83           6.56           19.28              10.78
International Equity Fund              2.40          -5.79            2.90              -5.33
Socially Responsible Fund             21.86          12.11           26.77              18.27

================================================================================

The average annual total rates of return assume contributions were made on the first business day of the period indicated.

Total return measures the past performance of each fund subaccount and does not represent the actual experience of investments made by a particular contract owner. The total return and principal value of the variable portion of an account will fluctuate. The value of an account may be worth more or less than its original cost when redeemed, depending on market fluctuations. Past performance does not guarantee future results of the subaccounts.

Total returns for the variable portion of the Annuity Alternatives contracts include a reduction for fund expenses and contract charges of 1.35 percent annually for mortality and expense risk. Annuity contracts issued prior to January 1984 have mortality and expense charges or sales fees that differ from those of the Annuity Alternatives contracts. Such other charges and fees do not exceed those reflected in the table above.

Annuity Alternatives contracts require a $25 annual maintenance charge on the contract anniversary when the contract value is less than $10,000. This charge, which is reflected in the returns above after the first contract year, has reduced the total rates of return by 2.5 percent on a $1,000 investment or .5 percent on a $5,000 investment.

During the first five contract years, redemption charges range from 2 to 8 percent for the flexible premium contracts and 1 to 5 percent for single premium contracts. The average annual total returns with redemption are calculated using flexible premium redemption charges.

Commission credits were used to pay certain expenses of the Growth and Balanced funds from 1994 through 1997. Certain Balanced Fund expenses were subsidized (assumed and/or waived) through 1987. Certain Income Fund expenses have been subsidized (assumed and /or waived) through 1996. Certain Short-Term Investment Fund expenses have been subsidized (assumed and/or waived) since 1983. Certain fund expenses have been subsidized (assumed and/or waived) for the Small Cap Growth, International Equity and Socially Responsible funds since their inception March 10, 1997. Subsidization and use of credits resulted in higher actual returns of as much as 1 percent depending on the period subsidized for each fund. There is no guarantee that subsidization and use of credits will continue in the future.

/1/Since inception for the Growth, Balanced, Income, and Short-Term Investment funds refers to Nov. 1, 1989, the date Wellington Management Company, LLP, became their investment advisor. Effective May 1, 1997, Wellington Management Company, LLP became the funds' subadvisor.

/2/Since inception for the Small Cap Growth, International Equity and Socially Responsible funds refers to their beginning date March 10, 1997. The investment subadvisors are PNC Equity Advisors Company for the Small Cap Growth Fund, and Scudder Kemper Investments, Inc. for the International Equity and Socially Responsible funds.

/3/Lipper Variable Annuity Index five-year returns through December 31, 1997.

--------------------------------------------------------------------------------
measure up
--------------------------------------------------------------------------------

For Growth Fund Public Shareholders and participants in the Horace Mann Employee 401(k) Plan

Average annual total return Horace Mann Mutual Funds

Total average annualized returns for the period ended December 31, 1997 for the Horace Mann Mutual Funds and their comparable benchmark indices are shown in the following table:

                                                                                                         Annualized
                                  1 Year        5 Years        10 Years         Since Inception        Since Inception
                                  ------        -------        --------         ---------------        --------------
     Growth Fund                  23.45%        19.80%          16.66%             16.03%/1/                   -
     S&P 500 Stock Index          33.36         20.27           18.05              16.89                       -

     Balanced Fund                19.04         15.35           14.14              13.30/1/                    -
     Stock/Bond Composite/4/      23.70         14.92           14.31              13.51                       -

     Income Fund                   9.42          6.57            8.51               7.76/1/                    -
     Lehman Intermediate/
     Aggregate/5/                  9.82          7.05            8.53               8.24                       -

     Short-Term Investment Fund    5.09          4.33            5.37               4.92/1/                    -
     90-day Treasury Bills         5.26          4.58            5.56               5.05                       -

     Small Cap Growth Fund            -             -               -              17.01/2/                20.98
     Russell 2000 Growth              -             -               -              15.32                       -

     International Equity Fund        -             -               -               3.46/3/                 4.27
     MSCI EAFE                        -             -               -               3.40/6/                    -

     Socially Responsible Fund        -             -               -              23.04/3/                28.41
     S&P 500 Stock Index              -             -               -              22.28                       -

================================================================================

Returns of the Horace Mann Mutual Funds in the above table are shown net of fund expenses. Commission credits were used to pay certain expenses of the Growth and Balanced funds from 1994 through 1997. Certain Balanced Fund expenses were subsidized (assumed and/or waived) through 1987. Certain Income Fund expenses have been subsidized (assumed and/or waived) through 1996. Certain Short-Term Investment Fund expenses have been subsidized (assumed and/or waived) since 1983. Certain fund expenses have been subsidized (assumed and/or waived) for the Small Cap Growth, International Equity and Socially Responsible funds since their beginning March 10, 1997. Subsidization and use of credits resulted in higher actual returns of as much as 1 percent, depending on the period subsidized for each fund. There is no guarantee that subsidization and use of credits will continue in the future.

The performance data quoted represents past performance, and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and when redeemed, may be worth more or less than its original cost.

The indices listed are unmanaged industry benchmarks, not funds, and as such they have no expenses.

/1/Since inception for the Growth, Balanced, Income, and Short-Term Investment funds refers to Nov. 1, 1989, the date Wellington Management Company, LLP became their investment advisor. Effective May 1, 1997, Wellington Management Company, LLP became the subadvisor for these funds.

/2/Since inception for the Small Cap Growth Fund refers to its beginning date, March 10, 1997. PNC Equity Advisors Company is this fund's investment subadvisor.

/3/Since inception for the International Equity and Socially Responsible funds refer to their beginning date, March 10, 1997. Scudder Kemper Investments, Inc. is investment subadvisor for these funds.

/4/60 percent S&P 500, 40 percent Lehman Brothers Intermediate
Government/Corporate Bond Index through April 10, 1997, Lehman Brothers Aggregate Bond Index thereafter.

/5/Lehman Brothers Intermediate Government/Corporate Bond Index through April 30, 1997, Lehman Brothers Aggregate Bond Index thereafter.

/6/The index reflects performance from February 28, 1997 through December 31, 1997.

--------------------------------------------------------------------------------
Rates of return
--------------------------------------------------------------------------------

Fund Manager's Overview

Making your
  investment work

================================================================================

Most of us worry about our own retirement savings. But just think if you were entrusted with the retirement savings of thousands of people. What an enormous responsibility!

Horace Mann's fund managers know many people are depending on them for sound financial management and maximum return for their investment. They understand their fund clients' satisfaction when the fund is doing well, as well as the worry and disappointment clients experience should a fund perform poorly.

In recent interviews, some of Horace Mann's fund managers explained how they view investing based on Horace Mann's customers and the fund objectives. They outlined what kind of investor might consider their funds, and they also offered advice in dealing with the ups and downs of stock investments.

Let's talk objectives

"We view our relationship with Horace Mann to be a team effort," says Senior Vice President and Stock Portfolio Manager Jack Ryan of Wellington Management Company, LLP, who oversees stock selection for Horace Mann's Growth Fund and the equity portion of the Balanced Fund. Ryan says his company pays very close attention to the fund and to shareholders.

[PHOTO OF JACK RYAN APPEARS HERE]

"The objective of the fund is to provide a total return to shareholders which is equivalent or a little better than the market, and doing it in a way that incurs slightly below-average risk and competitive return. I think the fund is ideal for those who want to participate in the stock market. Some of our big holdings are companies that are very well-known to people. These companies are in good financial shape, and their stocks are selling at reasonable valuations within the market. The fund provides an opportunity for people to invest in a diversified portfolio of stocks."

Senior Vice President and Portfolio Manager Lori Ensinger and Vice President and Product Specialist of International Equity Management Maureen Hayes of Scudder Kemper Investments, Inc. are investment professionals assigned to Horace Mann's Socially Responsible and International Equity funds, respectively. They say Scudder Kemper has tailored both funds to adhere to the objectives outlined by Horace Mann regarding each fund's strategy.

When describing the Socially Responsible Fund, Ensinger says this fund's management uses a growth and income approach and a conservative style that, when combined with seven screens to select socially responsible firms, yields a fund that is designed to perform well in good markets and bad. "Our goal is to beat the market," she says. "We want to outperform other growth and income funds with less risk, and we seek to do that through our higher-yield approach to selecting stocks combined with a socially responsible screening.

hard FOR YOU               [PHOTO OF MAUREEN HAYES   [PHOTO OF LORI ENSINGER
                                APPEARS HERE]              APPEARS HERE]
                               Maureen Hayes              Lori Ensinger

================================================================================

"The ideal investor is one who's long-term oriented, who recognizes the need to be invested in the U.S. market, who's not going to be making market-timing decisions, and who recognizes this fund is managed to provide competitive performance on the upside and protect capital on the downside. We take a conservative approach to investing and hope to provide a smooth ride toward meeting the fund's objectives. This fund is also going to attract investors who are very concerned about matching their investment goals with their social goals. We have chosen seven screens that capture the social issues most people are concerned about," Ensinger says.

Hayes says the International Equity Fund is for investors looking toward long-term global potential. "This fund is for any investor who would be attracted to the international markets, who's looking for diversification, and who wants to go outside their local boundaries to explore opportunities, recognizing that the world is going to a global economy. We wouldn't expect someone to have all their investment in an international equity, only a portion of it, between 15 to 20 percent.

"Emerging markets are attractive to invest in because, over the next 10-15 years, they should have dynamic growth. We typically have a small exposure to emerging markets, but we also tend to invest more in developed markets with more developed economic and political systems, so some risk is diminished based on those markets," Hayes says.

Volatility: dealing with the ups and downs of stock markets

Ensinger says investors, particularly recent investors, may have their expectations a little high. "Investors have gotten used to 20 to 30 percent returns each year, year-in and year-out. In terms of history, this is not going to continue. If you make the assumption the U.S. market will return to its average return, which is 10 to 12 percent per year, you have to assume we'll have a down market in there somewhere. There's an increased likelihood of that happening.

"This fund is positioned to do well even in comparison to non-screened growth and income funds. So I would venture to say that even an investor who doesn't care about the social screens could look at this fund from a total-return standpoint.

"We're long-term investors. Market timing doesn't work. I think Scudder Kemper, as a whole, is a conservative firm. We take these market downturns seriously. We always keep our eyes on the markets, and we do independent research to help protect our portfolios," Ensinger explains.

================================================================================
New funds off to a great start!

In March, Horace Mann's three newest funds -- the Socially Responsible Fund, the Small Cap Growth Fund and the International Equity Fund -- will celebrate their first anniversary as part of our portfolio. We're pleased with the first-year performance of these funds and the opportunity for diversification they offer to our annuity contract owners.

--------------------------------------------------------------------------------

Hayes agrees. "The markets have been very volatile. What we try to reinforce to clients is that we have a long-term investment horizon. We're buying stocks that are undervalued and we hope will appreciate over a two-to-three-year horizon. We don't encourage clients to look at returns on a monthly or quarterly basis. Look on an annual basis. Continue to remember why you invested here, particularly in the international markets. You're doing it to provide diversification as well as to go into other markets not highly correlated to the U.S. stock market. Appreciate why you invested in the funds in the first place," she says.

Ryan also focuses on why clients should be thinking about long-term investing. "I would encourage investors to understand what their investment goals are, and if they're interested in investing on a long-term basis, to look through those short-term bouts of volatility which we've always had," he says. "Perhaps now we're more focused on them because of the news media.

"Over a longer period of time, the volatility declines -- the volatility of a one-year return is greater than the volatility of a five-year return. Longer-term periodic investing and discipline -- staying with a schedule -- is much easier than trying to look for particularly opportune times to get in the market. They do appear periodically, but they don't last a long time," he says.

--------------------------------------------------------------------------------

The secret to stock market success is time, not timing

[BAR CHART APPEARS HERE]

S & P 500 annualized total returns, 1977-1996 (in U.S. dollars)

All 5,218 trading days          14.6%
Minus 10 Best days              12.0%
Minus 20 Best days              10.3%
Minus 30 Best days               8.9%
Minus 40 Best days               7.5%
90-Day Treasury Bill             7.5%

Although stocks can be volatile, patience is important

The ten worst performing quarters, 1960-1996, S & P Stock Index (percent)

[BAR CHART APPEARS HERE]

                   Worst performing     One-year return following
                      quarters              the down quarter

9/74                   -25.2                      38.4
12/87                  -22.6                      16.4
6/62                   -20.6                      31.2
6/70                   -18.0                      41.9
9/90                   -13.8                      31.3
9/75                   -11.0                      30.5
9/81                   -10.2                      10.0
12/73                   -9.2                     -26.5
9/66                    -8.9                      30.6
6/74                    -7.6                      16.1

Source: FactSet, WMC online Wellington Management Co., LLP

Given the up-and-down nature of the stock market these days, investors can be forgiven for being a little hesitant to put money into stock funds. But history has proven the stock market to be the best place to invest, especially if investing for the long term.

The charts above illustrate how hard it is to know when to invest. Often, the most volatile market periods can be good to investors. But it's difficult to time the market -- investing before the market goes up, and selling the investment before the market goes down. You can miss out on the market during its good days, or be invested in the market during a downturn.

The best way to take advantage of stock investments is to become a long-term investor. Make regular contributions to your investment, follow its progress, and stay the course in down markets. History and time are on your side, and over the long run, you'll probably be pleased with the results.

--------------------------------------------------------------------------------

                                                              Value of education
                          Knowledge & Professionalism

                              SET OUR AGENTS APART

Your Horace Mann representative is more than just an insurance agent -- he or she is a professional dedicated to serving you. And though you may not realize how much, your Horace Mann agent has invested a lot of time in education and training just to become a representative for our company.

At Horace Mann, we know the value of training and education for our agents. After all, our namesake felt a good education should be provided to all children. And our founders were two educators who wanted to help their colleagues find low-cost auto insurance. Today, we market our insurance to educators who know learning is a life-long endeavor. Learning is important to insurance professionals because of the ever-changing world of insurance, investments and tax laws.

Before being hired by Horace Mann, each agent is required to study and pass examinations for state insurance licenses. After being hired, each agent travels to our home office for Seminar I, an intense two-week training session about all of Horace Mann's insurance products. Agents also receive months of training by their agency managers. In fact, we invest tens of thousands of dollars in training our new agents during their first 24 months of employment.

                             [PHOTO APPEARS HERE]

--------------------------------------------------------------------------------

                                Horace Mann tops
            $4 billion in assets, one million customers and funds top
                                   $1 billion

Horace Mann Educators Corp. reached $4 billion in assets for the first time in company history while at the same time reaching $1 billion in assets in its family of mutual funds.

--------------------------------------------------------------------------------

Learning and training is a continuous process for all our agents. We employ about 1,000 agents, and our agents continue their learning long after their initial training period. We foster continuing professional growth by encouraging agents and agency managers to enroll in industry courses. In fact, as of the date of this publication, we have 222 agents with a Life Underwriter Training Council Fellow (LUTCF) designation, 48 agents in our agency force with a Chartered Life Underwriter (CLU) designation, and 35 agents with a Chartered Financial Consultant (ChFC) designation. Many of our agents take courses toward these designations or participate in other insurance industry classes. Forty-six states also require agents to take industry coursework to achieve continuing education requirements to maintain their licenses. To help our agents achieve that, Horace Mann also offers training classes that meet the provisions for continuing education credits.

Our company feels all this training and coursework is essential to developing very knowledgeable insurance representatives. It keeps our agents up-to-date with the latest information about the insurance industry. It helps them in their day-to-day work with clients because their industry knowledge helps them provide even better service. And it gives them the motivation to be the best insurance professionals they can be.

New Options

New legislation creates more investment choices

================================================================================

[ART OF PIGGY BANK APPEARS HERE]

Important legislative changes to individual retirement accounts went into effect this year. Part of this new legislation, the Tax-free (Roth) IRA, could be part of your retirement plans in addition to your 403(b) annuity.

 . Contributions to this IRA are not deductible, but your earnings can build tax-free. The new IRA can provide tax-free retirement income if it has been in effect for five years and you have reached age 59 1/2.

 . The dollar amount of contributions to all your IRA accounts can total $2,000 a year, and your contributions can range from as little as $25 up to $166.67 per month, or a lump sum payment of $2,000.

 . This IRA allows contributions after age 70 1/2 subject to the $2,000 limit and the requirement to have earned income.

 . This IRA also provides retirement planning opportunities for individuals who do not have a retirement plan, such as a spouse who doesn't work outside the home or who isn't covered by a pension plan.

--------------------------------------------------------------------------------

Insurance analysts rate Horace Mann highly

Insurance industry analysts have recognized Horace Mann's financial strength, not only in our fund choices, but also for our outstanding insurance coverages and underwriting.

Horace Mann and its subsidiaries are highly rated. All Horace Mann affiliates are rated "Excellent" by A.M. Best, Standard & Poor's (S & P) and Duff & Phelps Credit Rating Company. (These ratings do not apply to the Separate Account or the underlying variable investment securities.)

--------------------------------------------------------------------------------

With more options available for retirement planning, it's important to determine what choice is best for you. Your Horace Mann agent can help you review your current retirement goals and provide more information about how this new legislation may affect you. If you'd like to know more about what the new IRA laws can do for you, contact your agent.

[PHOTO OF A FAMILY APPEARS HERE]

                                                                FUND PERFORMANCE

                                                          [PICTURE OF MAGNIFYING
                                                             GLASS APPEARS HERE]

Take a closer look at how your funds performed

The following pages give you an overview of how your funds performed.

financial highlights

1. First, we list the financial highlights from each fund.


2. Then you'll find a breakdown of the assets owned by each fund.

ASSETS

3. The next section details the assets and liabilities of each fund with balance sheets for these listings. We've included notes that explain some of the terms of the financial statements.


4. Finally, Horace Mann Life Insurance Company's Separate Account financial statements are provided.

Separate Account

We invite you to review these pages and note what you've invested in. We want you to be happy with the quality of our fund choices.

--------------------------------------------------------------------------------
Wellington Management Company, LLP        75 State Street
                                          Boston, Massachusetts 02109
--------------------------------------------------------------------------------
                                          Telephone:             Fax:
                                          (617) 951-5000         (617) 951-5250
--------------------------------------------------------------------------------

Growth Fund and Balanced Fund (equity portion)
December 31, 1997

--------------------------------------------------------------------------------

Performance    For the third straight year, the financial markets were very strong in 1997, and we are happy to report that the Growth Fund and the Balanced Fund have participated in the record stock market rally by outperforming their Lipper categories, on average, over the last three years. While many market analysts expressed caution at the beginning of this past year following the exceptionally strong returns of 1995 and 1996, lower long-term interest rates, declining inflation expectations and continued growth in the economy helped push equity returns over 20% for an unprecedented third consecutive year.

               During the most recent year ending December 1997, the Horace Mann Growth Fund returned 23.5%, but trailed the lofty performance of the S&P 500 index. The Horace Mann Balanced Fund, which is made up of between 50% and 75% equities managed in the same style as the Horace Mann Growth Fund, and the remainder in fixed income securities, returned 19.0% for the year, also below its market index. The Growth Fund trailed the Lipper Growth & Income Fund one-year average return of 27.1%, while the Balanced Fund equaled the Lipper Balanced Fund average return of 19.0%. Over a full market cycle, our investment objective is to outperform both the Lipper averages and the market indexes.

Portfolio      The stock market in 1997 rewarded investors who held large,
Review         liquid, blue-chip names and disappointed those who held names which missed analysts' estimates, had negative publicity, or otherwise stumbled in investors' minds. As a result, the prices of many of the most well regarded names, the so-called "New Nifty
               Fifty," such as Gillette, Pfizer, and Proctor & Gamble, continued their expansion into valuation territory which has not been experienced since the early 1970s. Because the investment philosophy employed in the Horace Mann Growth Fund and the equity portion of the Horace Mann Balanced Fund is to invest primarily in stocks which are considered inexpensive on a valuation basis, we did not participate in the above-average moves in these highly-priced stocks. We believe that investment in more attractively valued stocks will be rewarded in the long term as other investors begin to understand the potential of such companies.

               As value-oriented funds, the Horace Mann Growth and Balanced Funds have a natural inclination to invest in sectors comprised of companies that are reasonably priced relative to key earnings, assets, and growth measures. The utilities sector, in general, fits this description and proved to be a rewarding place for the funds to invest in 1997. While the sector's performance was only marginally greater than the S&P 500 for the year, the funds' selections within the sector significantly outperformed the index and contributed heavily to the funds' total return for the year.

               The performance of the Growth Fund and the equity portion of the Balanced Fund was negatively influenced by two sectors: materials and health care. Materials sector stocks were hard hit by the events which unfolded in Asia during the third and fourth quarters as investors became worried Asian demand for raw materials would slacken and, at the same time, Asian producers would dump their production on the world market at reduced prices in an effort to raise much-needed cash. In the health care sector, the funds' investments in a diversified group of health care companies performed in a lackluster fashion compared to the large pharmaceuticals that led the sector.

--------------------------------------------------------------------------------

Economic       Domestic economic fundamentals are sound, but the financial
Outlook        markets in the fourth quarter were roiled by events within a number of Asian economies. We expect the banking and currency turmoil in the Far East will have a dampening effect on the U.S.
               economy. Domestic GDP is estimated to expand approximately 2% in 1998, which is 50 basis points lower than our estimate in the prior quarter. Specifically, the domestic net trade deficit will widen which will modestly slow the domestic rate of growth. Asia represents an estimated 30% of global GDP, but the serious reversals are occurring in only about one third of Asia's GDP.
               Global GDP is expected to expand 3% over the next 12 months.

               The inflation outlook is expected to remain under control, probably in the 1.5% range. Continued strength in the U.S. dollar will limit pricing power for domestic producers as imported goods become more price competitive. The tight labor market continues to be a risk in our benign inflationary outlook and represents a forgotten factor in an environment overly focused on developments in Asian markets.

               With inflation in check, slower growth in corporate profits, and continued strength in the U.S. dollar, it appears the Federal Open Market Committee (FOMC) will not increase interest rates at this time. Short-term interest rates are expected to remain at current levels during the first half of 1998. In response to a slowing expansion, the FOMC is likely to ease rates in the latter part of 1998, setting the stage for a further decline in short- and long-term interest rates in the second half.

               In response to international financial events, domestic economic weakness may develop but not enough to initiate a recession. On the margin, domestic markets should benefit if the Asian slowing acts as an escape valve on our economy which had been gaining momentum and approaching labor bottlenecks. With interest rates moving lower, a serious retrenchment in the equity market should be avoided even as corporate profitability is scaled back. At this time, the largest risk to the economy would be a widespread banking crisis developing throughout Asia, including Japan and China, and spreading to South America. An equity price slide that developed in this scenario likely would be tempered by the reserve buying power in money market funds and deposit accounts and the tendency for investors to buy equities on dips. Strong corporate cash flows also will provide support, as acquisition candidates become less expensive during market corrections. In summary, while the equity environment in 1998 will experience a number of cross currents and equity risk factors are more substantial than one year ago, the stock selection opportunities in the coming year should be numerous.

               Respectfully,
               Wellington Management Company, LLP

               /s/ John R. Ryan

               John R. Ryan, CFA
               Senior Vice President
               Stock Portfolio Manager

--------------------------------------------------------------------------------
Wellington Management Company, LLP           75 State Street
                                             Boston, Massachusetts 02109
--------------------------------------------------------------------------------
                                             Telephone:         Fax:
                                             (617) 951-5000     (617) 951-5250
--------------------------------------------------------------------------------

Balanced Fund (bond portion), Income Fund, and Short-Term Investment Fund December 31, 1997

--------------------------------------------------------------------------------

Performance    The investment mandates of both the Income Fund and the fixed portion of the Balanced Fund changed on May 1, 1997 from a focus on intermediate-term government and corporate securities to a longer-term, broad bond market mandate. The index used for the Income Fund and the fixed portion of the Balanced Fund changed from the Lehman Brothers Intermediate Government/Corporate Index to the Lehman Brothers Aggregate Bond Index.

               The investment climate for fixed-income securities was excellent in 1997, as is reflected in the 9.4% 12-month total return for the Income Fund. The fixed-income portion of the Balanced Fund, which makes up approximately 40% of the fund, was not materially different from the Income Fund. The funds outperformed the Lipper Corporate Debt A Rated funds average return of 9.2% for the year. In addition, the funds significantly outperformed the Lehman Brothers Intermediate Government/Corporate index return of 7.9%, but trailed the 9.7% return of the Lehman Aggregate Bond Index. The blended return of the two indexes for the periods they were used as the funds' benchmark was 9.8%.

               Performance comparisons for the quarter were largely dependent on the duration of the funds relative to that of the benchmark index. Our longer-than-market duration stance was a positive contributor to performance over the period as yields for longer maturity (5- to 30-year) securities declined significantly more than did the yields of the shorter maturity securities. The benefit earned from our correct decision to be "long" duration was eroded by both our exposure in the underperforming mortgage sector and by our holding in U.S. dollar denominated Korea Telecom.

               The Short-Term Fund matched the 5.1% return of the average of all of IBC/Donoghue's taxable money market funds for the year and trailed slightly the 90-Day Treasury Bill average return of 5.3%.

Portfolio      The U.S. bond market rallied powerfully over the past few months
Review         as investors shifted their focus away from fears of higher interest rates associated with continuing "excessive" domestic economic strengths and toward the implications for potential slowing economic growth stemming from a collapsing Asia.

               This shifting sentiment caused investors to re-price bond assets to reflect their more cautious U.S. economic outlook. Their actions resulted in a "flattening" of the U.S. Treasury yield curve as the yield level for 30-year Treasury bonds declined 50 basis points to 5.90% while the yield level for two-year Treasury notes declined just 13 basis points to 5.65%.

               We judge the front end of the yield curve will have a difficult time breaking through the Fed Funds rate of 5.5% until such time as the economic data is sufficiently weak to warrant anticipating an easing by the Fed. In the meantime, the uncertainty about what the effects of the turmoil in Southeast Asia might have on the U.S. economy, combined with continued good news on inflation, could result in an "inversion" of the yield curve as investors buy longer maturity issues.

               Sector performance for the quarter was led by U.S. governments which were aided in no small measure by foreign inflows. The mortgage sector returns trailed both governments and corporates as heightened prepayment fears retarded upward price movement of mortgage pools.

Balanced Fund (bond portion), Income Fund, and Short-Term Investment Fund (continued)

--------------------------------------------------------------------------------

Economic Outlook    As 1998 begins, financial woes in Asia and the dormancy in inflation are keeping market optimism high. Both the flight to quality and the perception that Asian problems will dampen economic activity are overwhelming the negative for the market posed by increasing wage pressures. Investors are growing more comfortable with the view that businesses have little pricing power.

                    It is likely to be some time before the attempts to reflate growth have enough of an impact to drive world interest rates higher. Notwithstanding the prospect for a correction along the way, if the U.S. economy slows as expected, 30-year bond yields could fall somewhat further. We think the 30-year bond is likely to spend most of 1998 trading between 5.5% and 6.5%. With Fed policy on hold indefinitely, the range in shorter-term bond yields is likely to be relatively narrow, and short-medium-term issues could trade through the Fed Funds rate.

                    We expect to maintain a longer-than-benchmark duration in the Income Fund and the fixed portion of the Balanced Fund. While the "jury is still out" on the effects of Asia on U.S. markets, we judge those effects will act to lower both economic growth and inflation to a degree that will permit the Federal Reserve to abandon its "bias to tighten" monetary policy and lower the Fed Funds rate sometime in the second half of 1998.

                    To be sure, bond prices have rallied over the past few weeks, which has carried yield levels down to the low end of our expected trading range. We are, however, reluctant to trim the portfolio relative duration as long as the economic fundamentals and the technical momentum remain strong. At these lower yield levels, we are more disposed to be sellers than buyers, but we see the Asian deflation shock as an extraordinary event which could carry U.S. yields lower than we had originally thought likely. In short, we are looking for good and sufficient reasons to lighten up, but we see no compelling justification in the current environment. Should our forecast prove correct and Treasury bonds trade within a 50-basis point range around 6%, we will look to use Treasuries as a source of funds to add to mortgages and corporates as the market trades toward the lower-yield end of this range.

                    In the Short-Term Fund, we took advantage of year-end funding pressures by investing through early 1998. As a result, the average holding in the fund currently matures in 40 days. With steady-to-lower interest rates ahead, our duration bias will be to remain neutral to longer than that of the benchmark. We continue to favor agency securities for their yield.

                    Respectfully,
                    Wellington Management Company, LLP

                    /s/ Robert Payne

                    Robert Payne
                    Senior Vice President
                    Bond Portfolio Manager

PNC Equity Advisors Company
1600 Market Street, 27th Floor
Philadelphia, PA 19103


                                                             PNC EQUITY ADVISORS


Small Cap Growth Fund
December 31, 1997

--------------------------------------------------------------------------------
Performance    Simply stated, the market for small capitalization growth stocks during 1997 was extremely volatile.

               Following an anxious drop of 10.49% for the first quarter, small cap growth shares, as measured by the Russell 2000 Growth Index, posted a net gain of 37.4% during the second and third quarters. The fourth quarter again proved difficult as the Index plunged 8.19%.

               The Horace Mann Small Cap Growth Fund, which commenced operations on March 10, 1997, experienced a beneficial inaugural period as it produced a total return of 17.0% from inception despite the turbulent market conditions that prevailed. That result compares favorably with the 15.3% gain of the Russell 2000 Growth Index for the initial reporting period.

               The second and third calendar quarters of 1997 provided the most favorable backdrop for small capitalization growth issues. The fund's investment philosophy and process is designed to identify the most dynamic, fastest growing domestic small capitalization growth companies -- truly, a "bottom-up" investment process.

               The fund's positive showing versus the benchmark Russell 2000 Growth Index can be attributed to several specific factors during the year: stock selection, price momentum and growth factors (revenue and earnings). These three factors, not coincidentally, are the key elements in the fund's investment process.

               Specifically the fund's "bottom-up" investment process provided a myriad of favorable stock specific "success stories" during the year. The process led to a number of issues that produced stellar results in the broadly-categorized service area. For example, Caribiner International, a provider of various commercial services, and Veritas Software, a provider of technology services, were among the fund's superior performing stocks in 1997.

               Respectfully,
               PNC Equity Advisors Company

               /s/ William J. Wykle

               William J. Wykle
               Senior Portfolio Manager
               Horace Mann Small Cap Growth Fund

                                                Scudder Kemper Investments


                                                Scudder Kemper Investments, Inc.
                                                345 Park Avenue
                                                New York, NY 10154-0010
                                                212 326 6200 telephone


International Equity Fund
December 31, 1997

--------------------------------------------------------------------------------

Performance         From this fund's inception date on March 10, 1997, through
                    December 31, 1997, the International Equity Fund returned
                    3.46%. From March 31, 1997 through December 31, 1997 your fund returned 6.17%, substantially outperforming the benchmark EAFE index which gained only 3.40%. In the fourth quarter we lost ground as the Asian crisis deepened and began to send jitters into the global capital markets.
                    During the last three months, your portfolio lost 4.32%, still outperforming the index which dropped 7.83%.

                    1997 was a year of sharply contrasting returns within the international equity markets. Bourses (stock markets) in Europe were all up strongly, advancing in aggregate 38% in local terms. As U.S. dollar investors, we lost about a third of these gains due to dollar strength against the local currencies. At the other side of the world, the Japanese market disappointed once again, dropping 24% in U.S. dollar terms. The smaller markets in the rest of Asia fell even more, experiencing dollar declines that ranged from 61-76%.

Portfolio Review    The International Equity Fund outperformed the benchmark
                    index during the period from inception on March 10, 1997 through December 31, 1997, primarily due to its positioning in Japan. The Japanese market overall was the worst performing of the major exchanges, with stock prices and the yen both weakening. We benefited from maintaining a significant underweight stance, ending the year with an exposure of 17%, versus an index weighting of 25%. Solid security selection was also key, as the Japanese market became progressively more polarized over the course of the year. We focused on the more global, blue-chip companies, whose performance continued to break away from the more troubled, domestically-oriented sectors of the economy.

                    Our focus within the European stock markets also helped boost performance. Overweight stances and stock selection were particularly helpful in Germany, France, Sweden and Switzerland. From a thematic viewpoint, we continued to build positions around the extensive corporate and industry restructuring underway. The dual forces of looming global competition and European Monetary Union continued to push companies towards further repositioning and consolidation. In particular, the financial sector (both insurance and banking) has witnessed heightened activity and expectations, with stock prices rising sharply, accordingly.

                    The emerging markets were a volatile group over the course of the year, although in aggregate they had a negligible impact on the overall performance. Significant exposure to Brazil contributed strongly to performance mid-year as the portfolio held up to 8.75% in the region, but these gains were more or less negated in the latter part of the year by losses in the smaller Asian markets and sympathetic declines in Latin America. We lightened up on positions early in the summer and missed much of this downdraft. At the end of 1997, the total emerging markets exposure was just over 2%.

Economic Outlook    In as much as the Asian economies have been at the center of a growing storm through the latter part of 1997, so will developments in Asia dictate much of the outlook for the global capital markets as the current year unfolds. The uncertainty is high, since the future course of the Asian crisis depends on multiple government policy actions not yet decided or taken. Policy responses may well differ widely from country to country, and how the global capital flows will react is unclear. The key wild cards lie in hands of policymakers in the larger economies of Japan and China/Hong
                    Kong.

                    Respectively,
                    Scudder Kemper Investments, Inc.

                    /s/ Irene T. Cheng

                    Irene T. Cheng
                    Lead Portfolio Manager
                    International Equity Fund

                                                SCUDDER KEMPER INVESTMENTS


                                                Scudder Kemper Investments, Inc.
                                                345 Park Avenue
                                                New York, NY 10154-0010
                                                212 326 6200 telephone


Socially Responsible Fund
December 31, 1997

--------------------------------------------------------------------------------

Performance         The stock market posted yet again a spectacular return for
                    1997, albeit marked by increased volatility in the fourth quarter, as concerns over Southeast Asia spilled into the U.S. markets. From its inception on March 10, 1997, through December 1997, the Horace Mann Socially Responsible Fund provided a total return of 23.0%, outperforming the 22.3% return of the S&P 500 Index for the same time period.

Portfolio Review    The relative dividend yield discipline underlying the fund requires the United States to focus exclusively on stocks which pay dividends, buying stocks when their yields are above the market yield, and selling them when they fall below. This discipline, which is successful in identifying when stocks are overvalued or undervalued, caused us to modestly underweight the health care sector, but to focus almost exclusively on pharmaceutical stocks rather than the weaker-performing HMOs or medical device companies. This strategy paid off, as the fund's pharmaceutical stocks were exceptional performers during the year, outperforming the sector and the broad market.

                    Electric and telephone utilities were also important contributors to the fund's outperformance, as a "flight to quality" later in the year, aided further by declining interest rates and merger activity in the industry, led these stocks to outperform the market. The fund is overweight in both electrics and telephones and had superior stock selection as well.

                    The largest sector exposure in the fund is in financial stocks, representing about 22% of the portfolio and an overweight versus the S&P 500 Index. This overweight added value during the year, as finance stocks were one of the best performing sectors of the market, returning approximately 32% since March versus 25% for the broad market.

Portfolio Outlook   Given the fund's predominantly bottom-up focus on stock
                    selection, we do not structure the portfolio based upon a macroeconomic outlook, but rather based upon the stocks and sectors which our valuation analysis indicates are undervalued. Currently we are finding opportunities in electric utilities, real estate investment trusts, selected banks, and manufacturing cyclicals. Consequently we are overweight in these areas and adding on the margin. We believe the health care and consumer staples sectors are less attractive from a valuation perspective and maintain an underweight there. Should the geopolitical uncertainty in Asia continue to cause increased volatility in the U.S.
                    market, we anticipate this fund's focus on undervalued, dividend-paying securities will provide it with a measure of downside protection.

                    Respectfully,
                    Scudder Kemper Investments, Inc.

                    /s/ Lori Ensinger

                    Lori Ensinger
                    Senior Vice President and Portfolio Manager
                    Socially Responsible Fund

                      Annual Report

                      December 31, 1997

                      Horace Mann Mutual Funds
                      Growth Fund
                      Balanced Fund
                      Income Fund
                      Short-Term Investment Fund
                      Small Cap Growth Fund
                      International Equity Fund
                      Socially Responsible Fund


                      Board of Trustees
                      A.L. Gallop
                      Donald G. Heth
                      Richard D. Lang
                      Harriet A. Russell
                      George J. Zock


                      Officers of the Funds
                      George J. Zock
                      President

                      Ann Caparros
                      Secretary and
                      Ethics Compliance Officer

                      William Kelly
                      Treasurer and Regulatory
                      Compliance Officer

                      Linda L. Sacco
                      Assistant Secretary

                      Roger Fisher
                      Controller

                      Diane M. Barnett
                      Tax Compliance Officer

                      ----------------------------------------------

                      Investment Advisor and Manager
                      Horace Mann Investors, Inc.
                      #1 Horace Mann Plaza
                      Springfield, IL 62715

                      Investment Subadvisors
                      Wellington Management Company, LLP
                      75 State Street
                      Boston, MA 02109

                      PNC Equity Advisors Company
                      1600 Market Street
                      Philadelphia, PA 19103

                      Scudder Kemper Investments, Inc.
                      345 Park Avenue
                      New York, NY 10154-0010

                      Custodian
                      State Street Bank and Trust Company
                      225 Franklin Street
                      Boston, MA 02110

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT


Financial Highlights

December 31, 1997

PER SHARE DATA



                                                                                         Less Distribution From:
                 Net Asset                                       Total Income
Year                Value         Net           Net Realized      (Loss) From            Net              Net
Ended             Beginning    Investment      and Unrealized      Investment         Investment        Realized          Total
12/31             of Period    Income/1/      Gains (Losses)/1/   Operations/1/         Income            Gains        Distributions
GROWTH FUND/8/
------------------------------------------------------------------------------------------------------------------------------------
1997             $ 23.76       $   0.40          $   5.09           $   5.49           $   0.39          $   3.20          $   3.59
1996               21.66           0.43              5.08               5.51               0.40              3.01              3.41
1995               17.64           0.52              5.41               5.93               0.49              1.42              1.91
1994               19.85           0.49             (0.57)             (0.08)              0.45              1.68              2.13
1993               19.49           0.54              3.32               3.86               0.52              2.98              3.50
1992               19.15           0.53              1.31               1.84               0.51              0.99              1.50
1991               16.64           0.60              3.76               4.36               0.60              1.25              1.85
1990               18.88           0.70             (1.74)             (1.04)              0.70              0.50              1.20
1989               17.30           0.56              4.58               5.14               0.62              2.94              3.56
1988               16.00           0.42              1.37               1.79               0.40              0.09              0.49

BALANCED FUND/7/8/
------------------------------------------------------------------------------------------------------------------------------------
1997             $ 18.94       $   0.65          $   2.92           $   3.57           $   0.62          $   2.07          $   2.69
1996               18.00           0.60              2.70               3.30               0.57              1.79              2.36
1995               15.26           0.67              3.46               4.13               0.61              0.78              1.39
1994               16.72           0.62             (0.81)             (0.19)              0.55              0.72              1.27
1993               16.22           0.65              1.87               2.52               0.56              1.46              2.02
1992               15.91           0.66              0.68               1.34               0.59              0.44              1.03
1991               14.19           0.78              2.25               3.03               0.74              0.57              1.31
1990               15.10           0.86             (0.92)             (0.06)              0.74              0.11              0.85
1989               13.48           0.77              2.77               3.54               0.70              1.22              1.92
1988               12.71           0.66              0.72               1.38               0.61                --              0.61

INCOME FUND/6/8/
------------------------------------------------------------------------------------------------------------------------------------
1997             $ 12.69       $   0.81          $   0.39           $   1.20           $   0.85          $   0.04          $   0.89
1996               13.03           0.76             (0.31)              0.45               0.79                --              0.79
1995               12.02           0.80              0.99               1.79               0.78                --              0.78
1994               13.06           0.75             (1.04)             (0.29)              0.75                --              0.75
1993               12.95           0.82              0.23               1.05               0.75              0.19              0.94
1992               12.92           0.94             (0.01)              0.93               0.87              0.03              0.90
1991               12.26           1.12              0.71               1.83               1.17                --              1.17
1990               12.35           1.14             (0.21)              0.93               1.02                --              1.02
1989               11.64           1.04              0.75               1.79               0.96              0.12              1.08
1988               11.59           1.00             (0.11)              0.89               0.84                --              0.84

1 The "Net Investment Income" per share and the "Net realized and unrealized gains (losses)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations.
2 The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.
3 If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.
4 "Average Commission Paid per Equity Shares Traded" represents the average brokerage commission paid on equity transactions entered into during the period for trades where commissions were applicable. This disclosure is not applicable for years beginning prior to December 31, 1995. The Income and Short-Term Funds do not have equity transactions.

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT





        RATIO/SUPPLEMENTAL DATA

                                                                                                               Ratio to Average Net
                                                                                                              Assets Before Waived &
                                                                                                                Reimbursed Expenses
                                              Ratio of       Ratio of                         Average
Net Asset                     Net Assets      Expenses      Net Income      Portfolio       Commissions                   Ratio of
Value End    Total/2/,/3/   End of Period    to Average     to Average      Turnover      Paid per Equity    Ratio of Net Investment
of Period    Return         (in millions)    Net Assets/5/  Net Assets        Rate        Shares Traded/4/   Expenses     Income

------------------------------------------------------------------------------------------------------------------------------------
$25.66       23.45%           $598,502          0.53%          1.50%          54.56%         $0.058             --           --
 23.76       25.28             430,556          0.59           1.79           67.63           0.059             --           --
 21.66       33.67             297,100          0.63           2.50           64.59              --             --           --
 17.64       (0.35)            202,103          0.69           2.36           69.42              --             --           --
 19.85       19.74             178,379          0.69           2.48           47.39              --             --           --
 19.49        9.59             140,257          0.73           2.65           31.78              --             --           --
 19.15       26.50             124,140          0.76           3.13           51.01              --             --           --
 16.64       (5.48)             97,610          0.78           3.86           52.97              --             --           --
 18.88       29.88             102,956          0.64           2.69           71.25              --             --           --
 17.30       11.23              86,755          0.64           2.41           41.57              --             --


------------------------------------------------------------------------------------------------------------------------------------
$19.82       19.04%           $387,110          0.51%          3.12%          77.54%         $0.057             --           --
 18.94       18.27             300,551          0.56           3.12           72.10           0.059             --           --
 18.00       27.12             228,193          0.59           3.79           64.80              --             --           --
 15.26       (1.12)            160,815          0.63           3.59          121.82              --             --           --
 16.72       15.46             132,376          0.66           3.54           52.43              --             --           --
 16.22        8.37              92,463          0.71           3.94           27.06              --             --           --
 15.91       21.57              72,343          0.75           4.96           42.09              --             --           --
 14.19       (0.41)             53,289          0.81           5.59           47.62              --             --           --
 15.10       26.31              42,214          0.72           4.85           56.80              --             --           --
 13.48       10.57              29,223          0.76           4.81           27.68              --             --           --


------------------------------------------------------------------------------------------------------------------------------------
$13.00        9.42%            $ 9,658          0.92%          6.09%          96.80%             --             --           --
 12.69        3.50              10,848          0.70           5.88          112.60              --           0.91%        5.67%
 13.03       14.93              10,532          0.62           6.16           74.53              --           0.88         5.89
 12.02       (2.21)              9,259          0.61           5.85          205.35              --           0.92         5.54
 13.06        8.07               9,409          0.41           5.92           74.16              --           0.87         5.46
 12.95        7.20               7,668          0.19           6.94           35.11              --           1.21         5.92
 12.92       14.93               6,396          0.17           8.62           44.82              --           1.49         7.30
 12.26        7.58               5,552          0.20           8.86           62.40              --           1.64         7.42
 12.35       15.43               4,457          0.29           8.13           92.94              --           1.52         6.90
 11.64        7.64               3,390          0.24           7.97          174.32              --           0.92         7.29

 5  Ratio of Expenses to Average Net Assets do not reflect commission credits.
 6 Certain expenses for the Income and Short-Term Funds were assumed or waived by Horace Mann Investors, Inc. through December 31, 1996 and through December 31, 1997, respectively. The investment advisory expenses for the Income and Short-Term Funds were waived by CIGNA Investments from January 1, 1984 through October 31, 1989.
 7 Expenses for the Balanced Fund were assumed or waived by Horace Mann Investors, Inc. and CIGNA Investments through 1987.
 8 The Growth, Balanced, Income and Short-Term Funds' investment advisor was changed effective November 1, 1989.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT


Financial Highlights (concluded)

December 31, 1997

PER SHARE DATA


                                                                                           Less Distribution From:
                            Net Asset                                      Total Income
Year                          Value        Net          Net Realized        (Loss) From        Net           Net
Ended                       Beginning   Investment     and Unrealized       Investment      Investment    Realized        Total
12/31                       of Period    Income/1/    Gains (Losses)/1/    Operations/1/      Income        Gains     Distributions
SHORT-TERM FUND/6,8/
-----------------------------------------------------------------------------------------------------------------------------------
1997                         $10.03       $ 0.51           $  --               $0.51           $0.55        $ --         $0.55
1996                          10.00         0.50           (0.01)               0.49            0.46          --          0.46
1995                          10.08         0.53              --                0.53            0.61          --          0.61
1994                          10.07         0.39              --                0.39            0.38          --          0.38
1993                          10.09         0.26              --                0.26            0.28          --          0.28
1992                          10.10         0.33              --                0.33            0.34          --          0.34
1991                          10.37         0.61              --                0.61            0.88          --          0.88
1990                          10.73         0.85            0.01                0.86            1.22          --          1.22
1989                          10.49         0.85              --                0.85            0.60        0.01          0.61
1988                          10.25         0.69              --                0.69            0.45          --          0.45

SMALL CAP
GROWTH FUND/9/
----------------------------------------------------------------------------------------------------------------------------------
1997                         $10.00       $(0.02)          $1.72               $1.70              --          --            --

INTERNATIONAL
EQUITY FUND/9/
----------------------------------------------------------------------------------------------------------------------------------
1997                         $10.00       $ 0.08           $0.27               $0.35           $0.08          --          $0.08

SOCIALLY
RESPONSIBLE FUND/9/
----------------------------------------------------------------------------------------------------------------------------------
1997                         $10.00       $ 0.10           $2.20               $2.30           $0.10       $0.10          $0.20


1 The "Net Investment Income" per share and the "Net realized and unrealized gains (losses)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations.

2 The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

3 If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

4 "Average Commission Paid per Equity Shares Traded" represents the average brokerage commission paid on equity transactions entered into during the period for trades where commissions were applicable. This disclosure is not applicable for years beginning prior to December 31, 1995. The Income and Short-Term Funds do not have equity transactions.

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT


RATIO/SUPPLEMENTAL DATA

                                                                           Ratio of       Ratio of
Year                        Net Asset                     Net Assets       Expenses      Net Income      Portfolio
Ended                       Value End    Total/2,3/      End of Period    to Average     to Average      Turnover
12/31                       of Period      Return        (in millions)   Net Assets/5/   Net Assets        Rate
SHORT-TERM FUND/6,8/
-------------------------------------------------------------------------------------------------------------------
1997                         $  9.99        5.09%              $ 1,151      0.50%          4.98%           0.00%
1996                           10.03        5.02                 1,229      0.53           4.93            0.00
1995                           10.00        5.25                 1,006      0.84           5.11            0.00
1994                           10.08        3.89                 1,114      0.49           3.78            0.00
1993                           10.07        2.53                 1,110      0.61           2.56            0.00
1992                           10.09        3.30                 1,131      0.51           3.16            0.00
1991                           10.10        5.93                 1,076      0.43           5.88            0.00
1990                           10.37        7.89                 1,195      0.38           7.57            0.00
1989                           10.73        8.27                 1,175      0.46           7.83            0.00
1988                           10.49        6.74                 1,140      0.37           6.50            0.00

SMALL CAP
GROWTH FUND/9/
-------------------------------------------------------------------------------------------------------------------
1997                          $11.70       17.01%/10/          $16,525      0.78%         (0.19)%         91.49%
                                       Annualized 20.98%

INTERNATIONAL
EQUITY FUND/9/
-------------------------------------------------------------------------------------------------------------------
1997                          $10.27        3.46%/10/          $ 5,214      0.46%          1.29%          31.99%
                                        Annualized 4.27%

SOCIALLY
RESPONSIBLE FUND/9/
-------------------------------------------------------------------------------------------------------------------
1997                          $12.10       23.04%/10/          $ 9,213      0.49%          1.65%          20.85%
                                       Annualized 28.41%

                                                    Ratio to Average Net
                                                   Assets Before Waived &
                                                     Reimbursed Expenses
                                Average
Year                          Commissions                       Ratio of
Ended                        Paid per Equity      Ratio of   Net Investment
12/31                        Shares Traded/4/      Expenses      Income
SHORT-TERM FUND/6,8/
-----------------------------------------------------------------------------
1997                                 --              2.52%          2.96%
1996                                 --              2.44           3.02
1995                                 --              2.35           3.60
1994                                 --              2.36           1.91
1993                                 --              2.42           0.75
1992                                 --              3.44           0.23
1991                                 --              4.45           1.86
1990                                 --              4.46           3.49
1989                                 --              3.29           5.00
1988                                 --              1.48           5.39

SMALL CAP
GROWTH FUND/9/
-----------------------------------------------------------------------------
1997                             $0.055              1.44%         (0.85)%

INTERNATIONAL
EQUITY FUND/9/
-----------------------------------------------------------------------------
1997                             $0.116              1.82%         (0.07)%

SOCIALLY
RESPONSIBLE FUND/9/
-----------------------------------------------------------------------------
1997                             $0.031              1.16%          0.98%

 5 Ratio of Expenses and Net Investment Income to Average Net Assets do not reflect commission credits.
 6 Certain expenses for the Income and Short-Term Funds were assumed or waived by Horace Mann Investors, Inc. through December 31, 1996 and through December 31, 1997, respectively. The investment advisory expenses for the Income and Short-Term Funds were waived by CIGNA Investments from January 1, 1984 through October 31, 1989.
 7 Expenses for the Balanced Fund were assumed or waived by Horace Mann Investors, Inc. and CIGNA Investments through 1987.
 8 The Growth, Balanced, Income and Short-Term Funds' investment advisor was changed effective November 1, 1989.
 9 Certain expenses for the Small Cap Growth, International Equity and Socially Responsible Funds were assumed and/or waived by Horace Mann Investors since their inception of investment operations, March 10, 1997.

 10  The returns are not annualized.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

[PIE CHART APPEARS HERE]

Common & Preferred Stock               97.3%
Cash & Other Net Assets                 2.7%


                   Statement of Investments
                   Growth Fund

                   December 31, 1997
                                                        Number of       Market
                                                         Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCKS      Aerospace/Defense 4.18%
                     Boeing Co.                           83,000     $    4,062
                     Gulfstream Aerospace Corp.*          85,000          2,486
                     Northrop Grumman Corp.               96,400         11,086
                     Precision Castparts Corp.           122,700          7,400
                   -------------------------------------------------------------
                                                                         25,034
                   Auto/Accessories 2.99%
                     Goodyear Tire and Rubber Co. (The)  281,100         17,885

                   Banks/Financial Services 11.25%
                     BankAmerica Corp.                   102,700          7,497
                     Chase Manhattan Corp.                24,000          2,628
                     Citicorp                             67,365          8,517
                     Coast Savings Financial, Inc.*       89,400          6,130
                     Corestates Financial Corp.           37,100          2,970
                     Federal National Mortgage Assoc.    129,200          7,372
                     First Chicago NBD Corp.              49,100          4,100
                     First Union Corp.                   190,200          9,748
                     Morgan Stanley, Dean Witter,
                       Discover & Co.                    112,700          6,663
                     National City Corp.                 177,800         11,690
                   -------------------------------------------------------------
                                                                         67,315

                   Business Services 1.43%
                     Fluor Corp.                         136,000          5,083
                     Foster Wheeler Corp.                113,600          3,074
                     Howmet International Inc.*           27,400            411
                   -------------------------------------------------------------
                                                                          8,568

                   Chemicals 3.97%
                     Ferro Corp.                         147,750          3,592
                     Geon Co.                             59,700          1,395
                     IMC Global Inc.                     358,400         11,738
                     Nalco Chemical Co.                  177,900          7,038
                   -------------------------------------------------------------
                                                                         23,763

                   Consumer Products 3.42%
                     Archer Daniels Midland Co.          305,165          6,618
                     Flowers Industries, Inc.            439,950          9,046
                     Kimberly-Clark Corp.                 61,000          3,008
                     Universal Corp.                      44,000          1,810
                   -------------------------------------------------------------
                                                                         20,482

                   Energy 10.17%
                     Ashland Inc.                         50,000          2,684
                     Chevron Corp.                        42,100          3,242
                     Enron Oil & Gas Co.                 243,300          5,155
                     Equitable Resources, Inc.           170,700          6,039
                     MCN Energy Group Inc.               213,900          8,636
                     Noble Drilling Corp.*               379,900         11,634
                     Texaco Inc.                          77,600          4,220
                     Union Texas Petroleum Holdings Inc. 253,600          5,278
                     USX-Marathon Group                  415,300         14,016
                   -------------------------------------------------------------
                                                                         60,904
                   See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               1997 FUNDS ANNUAL REPORT

                Growth Fund
                December 31, 1997


                                                                           Number of              Market
                                                                            Shares                 (000)
--------------------------------------------------------------------------------------------------------
COMMON STOCKS       Entertainment Products 2.84%
 (continued)           Brunswick Corp.                                     258,100               $ 7,824
                       Eastman Kodak Co.                                   151,200                 9,195
                    ------------------------------------------------------------------------------------
                                                                                                  17,019
                    Food Services 0.45%
                       Tricon Global Restaurants, Inc.*                     92,500                 2,688


                    Health Care/Pharmacueticals 7.13%
                       Baxter International Inc.                           138,400                 6,981
                       Columbia/HCA Healthcare Corp.                       246,700                 7,309
                       DePuy, Inc.                                          66,800                 1,921
                       Mallinckrodt, Inc.                                  194,200                 7,380
                       Pharmacia & Upjohn Inc.                             237,800                 8,709
                       Wellpoint Health Networks, Inc. - A*                245,800                10,385
                    ------------------------------------------------------------------------------------
                                                                                                  42,685
                    Information Technology/Equipment 3.83%
                       Advanced Micro Devices, Inc.*                       188,200                 3,376
                       Harris Corp.                                        171,600                 7,872
                       International Business Machines Corp.               111,600                11,669
                    ------------------------------------------------------------------------------------
                                                                                                  22,917
                    Insurance 9.24%
                       Aetna Inc.                                           92,500                 6,527
                       Allstate Corp.                                      258,590                23,499
                       CIGNA Corp.                                          48,400                 8,376
                       Frontier Insurance Group, Inc.                       27,200                   622
                       NAC Re Corp.                                        115,300                 5,628
                       Travelers Group, Inc.                               197,550                10,643
                    ------------------------------------------------------------------------------------
                                                                                                  55,295
                    Manufacturing (Diversified) 7.24%
                       Chart Industries Inc.                                90,400                 2,062
                       Cincinnati Milacron Inc.                            240,000                 6,225
                       Cooper Industries Inc.                               86,900                 4,258
                       Deere & Co.                                         274,800                16,024
                       Eaton Corp.                                          46,000                 4,106
                       Kennametal Inc.                                      64,700                 3,352
                       New Holland N.V                                     277,200                 7,329
                    ------------------------------------------------------------------------------------
                                                                                                  43,356
                    Metals & Mining 3.98%
                       Alcan Aluminum Ltd.                                 153,200                 4,232
                       Alumax Inc.*                                        168,900                 5,743
                       Aluminum Co. of America                             196,700                13,843
                    ------------------------------------------------------------------------------------
                                                                                                  23,818
                    Paper & Forest Products 1.91%
                       Georgia Pacific Corp. (Timber Group)*                77,200                 1,752
                       Mead Corp.                                          129,800                 3,634
                       Sonoco Products Co.                                 104,300                 3,618
                       Temple-Inland, Inc.                                  46,400                 2,427
                    ------------------------------------------------------------------------------------
                                                                                                  11,431


               See notes to the financial statements

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

                    Growth Fund

                    December 31, 1997

                                                                         Number of              Market
                                                                           Shares                (000)
-------------------------------------------------------------------------------------------------------
COMMON STOCKS       Retail/Apparel 5.38%
 (concluded)          May Department Stores Co.                           151,900               $ 8,003
                      Penney (J.C.) Co., Inc.                             146,000                 8,806
                      Sports Authority, Inc. (The)*                       310,700                 4,583
                      Tommy Hilfiger Corp.*                               157,000                 5,515
                      Toys "R" Us, Inc.*                                  167,800                 5,275
                    -----------------------------------------------------------------------------------
                                                                                                 32,182
                    Telecommunications 4.04%
                      Bell Atlantic Corp.                                  78,796                 7,170
                      MCI Communications Corp.                            144,000                 6,165
                      SBC Communications Inc.                             147,900                10,834
                    -----------------------------------------------------------------------------------
                                                                                                 24,169
                    Transportation/Travel 6.15%
                      America West Holdings Corp. - B*                    191,900                 3,574
                      Canadian National Railway Co.                       121,200                 5,727
                      CSX Corp.                                           124,600                 6,728
                      Delta Air Lines, Inc.                                50,800                 6,045
                      Pittston Burlington Group                           110,650                 2,905
                      Ryder Systems, Inc.                                 173,500                 5,682
                      Union Pacific Corp.                                  98,100                 6,125
                    -----------------------------------------------------------------------------------
                                                                                                 36,786
                    Utilities 6.99%
                      American Electric Power Company, Inc.                38,000                 1,962
                      Central & South West Corp.                          204,000                 5,521
                      Consolidated Edison Co.                              29,700                 1,218
                      Duke Energy Co.                                     196,900                10,903
                      GPU, Inc.                                           214,900                 9,053
                      Illinova Corp.                                      168,400                 4,536
                      New England Electric System                         117,100                 5,006
                      Pinnacle West Capital Corp.                          85,700                 3,632
                    -----------------------------------------------------------------------------------
                                                                                                 41,831
                    -----------------------------------------------------------------------------------
                    Total Common Stocks 96.59%                                                  578,128
                       (Cost $476,545)

-------------------------------------------------------------------------------------------------------
PREFERRED STOCK     Media 0.72%
                      News Corporation Limited (The) (ADR)                216,800                 4,309
                       (Cost $3,355)

                    Total Common and Preferred Stock 97.31%                                     582,437

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT


                            Statement of Investments (concluded)
                            Growth Fund

                            December 31, 1997


                                                                           Principal
                                                                             Amount              Market
                                                                              (000)               (000)
---------------------------------------------------------------------------------------------------------
SHORT-TERM                  Repurchase Agreement
INVESTMENT                     Paribas Corp.
                                 6.75%, 01/02/98, (secured
                                 by $15,995,911 US Treasury
                                 Bond, 02/15/15)                            $  15,656           $  15,656
                            -----------------------------------------------------------------------------

                            Total Short-Term Investment 2.62%                  15,656              15,656
                               (Cost $15,656)

                            =============================================================================
                            Total Investments  99.93%                                             598,093
                               (Cost $495,556)

                            Cash and Other Assets
                               in Excess of Liabilities 0.07%                                         409
                            -----------------------------------------------------------------------------
                            Net Assets  100.00%                                                 $ 598,502
                            =============================================================================

                      * Non-income producing during the twelve months
                        ended December 31, 1997 as this security did not pay dividends.


                      See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT


[PIE CHART APPEARS HERE]

Common & Preferred Stock                  61.8%         Statement of Investments
U.S. & Foreign Government & Agency                      Balanced Fund
   Obligations                            25.1%
U.S. & Foreign Corporate                                December 31, 1997
   Bonds/Notes                            11.3%
Municipal Bonds                            1.0%
Cash & Other Net Assets                    0.8%

                                                                          Number of            Market
                                                                           Shares               (000)
------------------------------------------------------------------------------------------------------
COMMON STOCKS     Aerospace/Defense 2.72%
                     Boeing Co.                                             29,500          $    1,444
                     Gulfstream Aerospace Corp.*                            33,500                 980
                     Northrop Grumman Corp.                                 42,200               4,853
                     Precision Castparts Corp.                              53,700               3,239
                  ------------------------------------------------------------------------------------
                                                                                                10,516

                  Auto/Accessories 1.93%
                     Goodyear Tire & Rubber Co. (The)                      117,300               7,463

                  Banks/Financial Services 7.36%
                     BankAmerica Corp.                                      44,700               3,263
                     Chase Manhattan Corp.                                  12,000               1,314
                     Citicorp                                               27,659               3,497
                     Coast Savings Financial, Inc.*                         38,300               2,626
                     Corestates Financial Corp.                             15,000               1,201
                     Federal National Mortgage Assoc.                       56,400               3,218
                     First Chicago NBD Corp.                                22,100               1,845
                     First Union Corp.                                      78,800               4,039
                     Morgan Stanley, Dean Witter, Discover & Co.            45,600               2,696
                     National City Corp.                                    72,800               4,787
                  ------------------------------------------------------------------------------------
                                                                                                28,486

                  Business Services 0.76%
                     Fluor Corp.                                            50,800               1,899
                     Foster Wheeler Corp.                                   38,700               1,047
                  ------------------------------------------------------------------------------------
                                                                                                 2,946

                  Chemicals 2.69%
                     Ferro Corp.                                            67,400               1,639
                     Geon Co.                                               18,800                 439
                     IMC Global Inc.                                       161,200               5,279
                     Nalco Chemical Co.                                     77,100               3,050
                  ------------------------------------------------------------------------------------
                                                                                                10,407

                  Consumer Products 2.15%
                     Archer Daniels Midland Co.                            133,045               2,885
                     Flowers Industries, Inc.                              191,200               3,932
                     Kimberly-Clark Corp.                                   13,400                 661
                     Universal Corp.                                        20,700                 851
                  ------------------------------------------------------------------------------------
                                                                                                 8,329

                  Energy 6.85%
                     Ashland Inc.                                           20,000               1,074
                     Chevron Corp.                                          17,300               1,332
                     Enron Oil & Gas Co.                                    98,700               2,091
                     Equitable Resources, Inc.                              76,600               2,710
                     MCN Energy Group Inc.                                  89,500               3,614
                     Noble Drilling Corp.*                                 167,500               5,130
                     Texaco Inc.                                            32,200               1,751
                     Union Texas Petroleum Holdings Inc.                   107,100               2,229
                     USX-Marathon Group                                    195,400               6,595
                  ------------------------------------------------------------------------------------
                                                                                                26,526

               See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

                      Balanced Fund

                      December 31, 1997

                                                                                   Number of            Market
                                                                                    Shares               (000)
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS              Entertainment Products 1.55%
 (continued)                  Brunswick Corp.                                       103,900           $   3,149
                              Eastman Kodak Co.                                      46,700               2,840
                           ------------------------------------------------------------------------------------
                                                                                                          5,989
                           Food Services 0.11%
                              Tricon Global Restaurants, Inc.*                       15,000                 436

                           Health Care/Pharmaceuticals 4.56%
                              Baxter International Inc.                              54,800               2,764
                              Columbia/HCA Healthcare Corp.                         116,300               3,445
                              DePuy, Inc.*                                           17,600                 506
                              Mallinckrodt, Inc.                                     78,900               2,998
                              Pharmacia & Upjohn Inc.                                94,400               3,457
                              Wellpoint Health Networks, Inc. - A*                  106,400               4,495
                           ------------------------------------------------------------------------------------
                                                                                                         17,665
                           Information Technology/Equipment 2.31%
                              Advanced Micro Devices, Inc.*                          80,300               1,440
                              Harris Corp.                                           60,800               2,789
                              International Business Machines Corp.                  45,000               4,705
                           ------------------------------------------------------------------------------------
                                                                                                          8,934
                           Insurance 5.70%
                              Aetna Inc.                                             39,800               2,808
                              Allstate Corp.                                        104,002               9,451
                              CIGNA Corp.                                            14,200               2,457
                              Frontier Insurance Group, Inc.                          6,200                 142
                              NAC Re Corp.                                           57,200               2,792
                              Travelers Group, Inc.                                  81,650               4,399
                           ------------------------------------------------------------------------------------
                                                                                                         22,049
                           Manufacturing (Diversified) 4.74%
                              Chart Industries Inc.                                  39,300                 897
                              Cincinnati Milacron Inc.                               98,000               2,542
                              Cooper Industries Inc.                                 42,400               2,078
                              Deere & Co.                                           109,300               6,374
                              Eaton Corp.                                            21,500               1,919
                              Kennametal Inc.                                        29,400               1,523
                              New Holland NV                                        113,900               3,011
                           ------------------------------------------------------------------------------------
                                                                                                         18,344
                           Metals & Mining 2.62%
                              Alcan Aluminum Ltd.                                    61,000               1,685
                              Alumax Inc.*                                           67,600               2,298
                              Aluminum Co. of America                                87,800               6,179
                           ------------------------------------------------------------------------------------
                                                                                                         10,162
                           Paper & Forest Products 1.20%
                              Georgia Pacific Corp. (Timber Group)*                  30,700                 697
                              Mead Corp.                                             53,400               1,495
                              Sonoco Products Co.                                    43,000               1,492
                              Temple-Inland, Inc.                                    18,600                 973
                           ------------------------------------------------------------------------------------
                                                                                                          4,657

                      See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

                     Balanced Fund

                     December 31, 1997

                                                                             Number of            Market
                                                                              Shares               (000)
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS        Retail/Apparel 3.49%
 (concluded)            May Department Stores Co.                              65,300          $    3,440
                        Penney (J.C.) Co., Inc.                                58,800               3,546
                        Sports Authority, Inc. (The)*                         128,000               1,888
                        Tommy Hilfiger Corp.*                                  63,300               2,223
                        Toys "R" Us, Inc.*                                     76,500               2,405
                     -----------------------------------------------------------------------------------------
                                                                                                   13,502

                     Telecommunications 2.62%
                        Bell Atlantic Corp.                                    35,174               3,201
                        MCI Communications Corp.                               57,800               2,475
                        SBC Communications Inc.                                60,900               4,461
                     -----------------------------------------------------------------------------------------
                                                                                                   10,137

                     Transportation/Travel 3.91%
                        America West Holdings Corp. - B*                       85,400               1,591
                        Canadian National Railway Co.                          49,500               2,339
                        CSX Corp.                                              49,900               2,695
                        Delta Air Lines, Inc.                                  19,700               2,344
                        Pittston Burlington Group                              38,600               1,013
                        Ryder Systems, Inc.                                    77,600               2,541
                        Union Pacific Corp.                                    41,800               2,610
                     -----------------------------------------------------------------------------------------
                                                                                                   15,133

                     Utilities 3.96%
                        American Electric Power Company, Inc.                   2,000                 103
                        Central & South West Corp.                             89,000               2,409
                        Consolidated Edison Co.                                12,500                 513
                        Duke Energy Corp.                                      76,600               4,242
                        GPU, Inc.                                              80,600               3,395
                        Illinova Corp.                                         35,300                 951
                        New England Electric System                            53,300               2,279
                        Pinnacle West Capital Corp.                            34,300               1,453
                     -----------------------------------------------------------------------------------------
                                                                                                   15,345
                     -----------------------------------------------------------------------------------------

                     Total Common Stocks 61.23%                                                   237,026
                        (Cost $192,560)

--------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS     Insurance 0.04%
                        Superior National Insurance Group, Inc.**                 140                 144

                     Media 0.50%
                        News Corporation Limited (The) (ADR)                   97,100               1,930
                     ------------------------------------------------------------------------------------------

                     Total Preferred Stocks 0.54%                                                   2,074
                        (Cost $1,643)
                     ------------------------------------------------------------------------------------------

                     Total Common and Preferred Stocks 61.77%                                     239,100
                        (Cost $194,203)
                     ==========================================================================================

                     See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

                    Balanced Fund

                    December 31, 1997

                                                                                Principal
                                                                                  Amount              Market
                                                                                   (000)               (000)
-------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN         Treasury Bonds/Notes
GOVERNMENT                  5.50%, 02/28/99                                    $    1,000           $     998
AND AGENCY                 10.375%, 11/15/09                                       10,000              12,503
OBLIGATIONS                10.375%, 11/15/12                                       12,000              15,945
                           12.00%, 08/15/13                                        15,000              22,102

                         Federal Home Loan Mortgage Corporation
                            7.84%, 06/09/06                                         1,500               1,534
                         Federal National Mortgage Association
                            7.850%, 09/10/04                                        1,000               1,030
                            7.840%, 06/09/06                                          300                 307
                            7.790%, 09/27/06                                        1,000               1,025

                         Federal Home Loan Mortgage Corporation
                           (Mortgage Backed Securities)
                            9.50%, 08/01/01                                             5                   5
                            9.50%, 09/01/01                                             4                   5
                            9.50%, 10/01/01                                            20                  21
                            8.50%, 06/01/02                                            14                  15
                            9.25%, 11/01/02                                            25                  26
                            8.25%, 10/01/07                                            57                  59
                            8.25%, 11/01/07                                            61                  63
                            8.75%, 05/01/08                                            60                  63
                            8.50%, 08/01/08                                            73                  76
                            9.00%, 09/01/08                                            64                  68
                            8.00%, 09/01/09                                            50                  51
                            8.00%, 04/01/10                                            60                  62
                            7.00%, 09/01/10                                            20                  20
                            7.00%, 10/01/10                                           121                 123
                            7.00%, 12/01/10                                           120                 122
                            7.00%, 01/01/11                                         2,226               2,271
                            7.00%, 02/01/11                                         2,938               2,993
                            6.50%, 03/01/11                                         4,247               4,272
                            7.00%, 03/01/11                                         5,169               5,265
                            7.00%, 04/01/11                                         1,646               1,677
                            7.00%, 07/01/11                                         1,277               1,300

                         Federal National Mortgage Association
                           (Mortgage Backed Securities)
                            8.00%, 07/01/98                                            91                  91
                            8.75%, 02/01/10                                           307                 322
                           10.25%, 07/01/13                                             8                   9
                            8.00%, 08/01/14                                         1,245               1,298
                            8.50%, 09/01/14                                           725                 763
                            8.50%, 01/01/15                                           452                 476
                            8.50%, 03/01/15                                           531                 555
                            7.50%, 10/01/22                                           924                 952
                            7.50%, 01/01/23                                           858                 885
                            7.50%, 07/01/23                                           329                 339
                            7.50%, 04/01/24                                           543                 557
                            7.50%, 05/01/24                                           171                 176
                            7.50%, 06/01/24                                           433                 445
                            7.50%, 08/01/24                                           598                 614

                         See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

                Balanced Fund

                December 31, 1997

                                                                                  Principal
                                                                                   Amount              Market
                                                                                    (000)               (000)
-------------------------------------------------------------------------------------------------------------------
U.S AND FOREIGN      Federal National Mortgage Association
GOVERNMENT              (Mortgage Backed Securities)
AND AGENCY                7.50%, 09/01/24                                         $    717            $    734
OBLIGATIONS               7.50%, 10/01/24                                              604                 620
  (concluded)             7.50%, 02/01/25                                              146                 150
                          7.50%, 04/01/25                                            1,111               1,139

                     Government National Mortgage Association
                        (Mortgage Backed Securities)
                         11.00%, 12/15/00                                               30                  31
                          9.50%, 08/20/01                                               36                  37
                          9.50%, 10/20/01                                               33                  34
                          9.50%, 07/20/02                                               44                  45
                          9.50%, 12/20/02                                               45                  46
                          9.50%, 01/20/03                                               24                  24
                          9.50%, 02/20/03                                               32                  33
                          9.50%, 05/20/03                                               57                  59
                          9.50%, 08/20/03                                               53                  55
                          9.50%, 09/20/03                                               81                  84
                          9.50%, 11/20/03                                               38                  39
                          9.50%, 09/20/04                                               23                  24
                          8.25%, 05/15/06                                              106                 111
                         12.00%, 03/15/15                                               26                  31
                          8.50%, 01/15/20                                               34                  36
                          8.50%, 02/15/21                                              243                 258
                          8.50%, 06/15/21                                              138                 147
                          8.50%, 08/15/21                                               20                  21
                          8.00%, 05/20/22                                              444                 463
                          8.50%, 04/15/23                                              227                 240


                     Collateralized Mortgage Obligation
                       (Planned Amortization Class) (Note 3)
                          GE Cap Mortgage Services Inc.
                           6.00%, 04/25/09                                           1,000                 967
                          FNMA 1993-182 Class H
                           5.00%, 09/25/23                                           1,709               1,601

                     Foreign (U.S. dollar denominated)
                       Australia Commonwealth
                         6.75%, 11/15/06                                             4,975               4,956
                       Germany (Fed Rep)
                         6.25%, 01/04/24                                             3,267               3,490
                     -----------------------------------------------------------------------------------------------

                      Total U.S. and Foreign Government and
                         Agency Obligations 25.05%                                  87,502              96,958
                           (Cost $94,698)
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS      California Hsg Fin Agy Rev
                      8.16%, 02/01/28                                                1,125               1,241
                     Horry Cnty SC Arpt Rev
                      7.38%, 07/01/12                                                1,450               1,558
                     Oxnard CA Un High Sch Dist
                      7.78%, 08/01/17                                                1,000               1,074
                     -----------------------------------------------------------------------------------------------

                     Total Municipal Bonds 1.00%                                     3,575               3,873
                        (Cost $3,650)

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

                        Balanced Fund

                        December 31, 1997

                                                                              Principal
                                                                               Amount               Market
                                                                                (000)                (000)
-----------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN           Advanced Micro Devices Inc.
CORPORATE                   11.00%, 08/01/03                                  $     300           $     321
BOND/NOTES                 AK Steel Corp.
                             9.125%, 12/15/06                                       250                 256
                           AMR Corp.
                             9.00%, 09/15/16                                      1,250               1,465
                           Amtrol Inc.
                            10.625%, 12/31/06                                       100                 103
                           Argo-Tech Corp.
                             8.625%, 10/01/07                                       250                 251
                           Argosy Gaming Co.
                            13.25%, 06/01/04                                         50                  52
                           Armco Inc.
                             9.00%, 09/15/07                                        100                  98
                           Aurora Foods Inc.
                             9.875%, 02/15/07                                        25                  26
                           Bankers Trust NY Corp.
                             8.25%, 05/01/05                                      1,500               1,640
                           Banponce Corp.
                             6.75%, 12/15/05                                      1,460               1,478
                           Beneficial Corp.
                            12.875%, 08/01/13                                       261                 284
                           Big Flower Press
                             8.875%, 07/01/07                                       300                 299
                           Borden Chemicals & Plastics
                             9.50%, 05/01/05                                         50                  53
                           Buckeye Technologies Inc.
                             8.50%, 12/15/05                                        150                 153
                           BWay Corp.
                            10.25%, 04/15/07                                         85                  92
                           Cablevision Systems Corp.
                             9.25%, 11/01/05                                        150                 159
                           Cablevision Systems Corp.
                             8.125%, 08/15/09                                       100                 103
                           Cabot Safety Corp.
                            12.50%, 07/15/05                                        250                 281
                           Calmar Inc.
                            11.50%, 08/15/05                                        110                 117
                           Capstar Hotel Co.
                             8.75%, 08/15/07                                        200                 206
                           Chancellor Media Corp.
                             9.375%, 10/01/04                                       170                 177
                           Chancellor Radio Broadcasting Co.
                             8.125%, 12/15/07                                        80                  78
                           Chevy Chase Bank F.S.B.
                             9.25%, 12/01/08                                        150                 154
                           Clark Schwebel Inc.
                            10.50%, 04/15/06                                        230                 251
                           Collins & Aikman Products Co.
                            11.50%, 04/15/06                                        100                 112
                           Comcast Corp.
                             9.375%, 05/15/05                                       100                 107
                           Container Corp of America
                             9.75%, 04/01/03                                        170                 183

                        See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

                                Balanced Fund

                                December 31, 1997

                                                                                        Principal
                                                                                         Amount              Market
                                                                                          (000)               (000)
--------------------------------------------------------------------------------------------------------------------
U.S AND FOREIGN                 Container Corp of America
CORPORATE                          10.75%, 05/01/02                                     $     80           $      88
BOND/NOTES                      Cross Timbers Oil Co.
  (continued)                      9.25%, 04/01/07                                           300                 312
                                Decision Holdings Corp.
                                   0.00%, 08/01/08                                            50                  32
                                Del Monte Foods Co.
                                   0.00%, 12/15/07                                           100                  57
                                Dime Cap Trust
                                   9.33%, 05/06/27                                         1,500               1,697
                                Echostar DBS Corp.
                                   12.50%, 07/01/02                                          150                 162
                                Energy Corp of America
                                   9.50%, 05/15/07                                           150                 150
                                Fairchild Semiconductor Corp.
                                   10.125%, 03/15/07                                         250                 262
                                Falcon Building Products Inc.
                                   9.50%, 06/15/07                                           150                 153
                                Farmers Ins. Exch.**
                                   8.625%, 05/01/24                                        1,500               1,735
                                Federal-Mogul Co.
                                   8.80%, 04/15/07                                           200                 213
                                First Financial Caribbean
                                   7.84%, 10/10/06                                           665                 699
                                First Nationwide Hldgs
                                   12.50%, 04/15/03                                          100                 113
                                First Republic Bancorp
                                   7.75%, 09/15/12                                         1,500               1,534
                                Fitzgeralds Gaming Corp.
                                   12.25%, 12/15/04                                           75                  76
                                Flores & Rucks Inc.
                                   9.75%, 10/01/06                                           250                 274
                                Fonda Group Inc.
                                   9.50%, 03/01/07                                           100                  94
                                Freedom Chemicals Inc.
                                   10.625%, 10/15/06                                         150                 165
                                Frontiervision Holding LP
                                   0.00%, 09/15/07                                           150                 111
                                Globalstar LP/Capital Corp.
                                   10.75%, 11/01/04                                          100                  98
                                Granite Broadcasting Corp.
                                   10.375%, 05/15/05                                         150                 157
                                GS Technologies Inc.
                                   12.25%, 10/01/05                                          200                 224
                                GST Telecommunications Inc.
                                   12.75%, 11/15/07                                           60                  63
                                Hammon, John Q Hotels
                                   8.875%, 02/15/04                                          250                 256
                                Hayes Wheels International Inc.
                                   9.125%, 07/15/07                                          150                 155
                                Hollywood Casino Inc.
                                   12.75%, 11/01/03                                          150                 161
                                Huntsman Polymers Corp.
                                   11.75%, 12/01/04                                          250                 282


                               See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

                        Balanced Fund

                        December 31, 1997

                                                                                  Principal
                                                                                    Amount               Market
                                                                                     (000)                (000)
-------------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN        Hyperion Telecommunications Inc.
CORPORATE                 12.25%, 09/01/04                                       $       70          $        77
BOND/NOTES              Intermedia Communications Inc.
 (continued)               8.875%, 11/01/07                                              50                   51
                        Intermedia Communications Inc.
                           8.50%, 01/15/08                                              100                  100
                        International Wire Group Inc.
                          11.75%, 06/01/05                                              250                  274
                        Interpool Inc.
                           7.35%, 08/01/07                                            1,800                1,801
                        Iridium Cap Corp.**
                          11.25%, 07/15/05                                              150                  148
                        Iron Mountain Inc.**
                           8.75%, 09/30/09                                              120                  123
                        Jacor Communications Co.
                           9.75%, 12/15/06                                               60                   65
                        JCAC Inc.
                          10.125%, 06/15/06                                             100                  109
                        Johnstown America Inds Inc.
                          11.75%, 08/15/05                                              100                  109
                        K & F Industries Inc.**
                           9.25%, 10/15/07                                              100                  103
                        Kaufman & Broad Home Corp.
                           9.625%, 11/15/06                                             250                  265
                        Key Plastics Inc.
                          10.25%, 03/15/07                                              250                  265
                        Korea Telecom
                           7.625%, 04/15/07                                           1,750                1,251
                        LDM Technologies Inc.
                          10.75%, 01/15/07                                              100                  109
                        Lear Corp.
                           9.50%, 07/15/06                                              100                  110
                        Leiner Health Products Inc.
                           9.625%, 07/01/07                                             250                  267
                        Lumbermans Mutual Casualty Co.**
                           9.15%, 07/01/26                                            2,000                2,313
                        Marcus Cable Operating Co.
                           0.00%, 08/01/04                                               75                   69
                        McLeodUSA Inc.**
                           9.25%, 07/15/07                                               50                   53
                        Muzak LP/Muzak Capital
                          10.00%, 10/01/03                                              250                  262
                        Neenah Corp.
                          11.125%, 05/01/07                                             180                  197
                        Newfield Exploration Co.**
                           7.45%, 10/15/07                                            1,550                1,569
                        News America Holdings Inc.
                           8.00%, 10/17/16                                            2,000                2,147
                        Nortek Inc.
                           9.125%, 09/01/07                                             250                  254
                        NRG Energy Inc.**
                           7.50%, 06/15/07                                            1,550                1,605

                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

                     Balanced Fund

                     December 31, 1997

                                                                                      Principal
                                                                                        Amount             Market
                                                                                         (000)              (000)
---------------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN           NS Group Inc.
CORPORATE                     13.50%, 07/15/03                                      $        48         $        56
BOND/NOTES                 Olympic Financial LTD
  (continued)                 11.50%, 03/15/07                                              150                 152
                           Owens & Minor Inc.
                              10.875%, 06/01/06                                             250                 277
                           Pierce Leahy Corp.
                               9.125%, 07/15/07                                             250                 260
                           Pioneer Americas Acquisition Corp.
                               9.25%, 06/15/07                                              250                 252
                           Plains Resources Inc.
                              10.25%, 03/15/06                                              300                 323
                           Playtex Products Inc.
                               8.875%, 07/15/04                                             110                 112
                           Pride Petroleum Services Inc.
                               9.375%, 05/01/07                                             100                 107
                           Republic NY Corp.
                               9.30%, 06/01/21                                            1,700               2,166
                           Resource America Inc.**
                              12.00%, 08/01/04                                              150                 153
                           Revlon Worldwide
                               0.00%, 03/15/01                                              150                 105
                           Rifkin ACQ Partners LP
                              11.125%, 01/15/06                                              50                  55
                           Scotsman Group Inc.
                               8.625%, 12/15/07                                              60                  60
                           SD Warren Co.
                              12.00%, 12/15/04                                              100                 112
                           Silgan Corp.
                               9.00%, 06/01/09                                              300                 307
                           Southern Pacific Funding
                              11.50%, 11/01/04                                              150                 150
                           Southwestern Bell Telephone Co.
                               5.55%, 03/10/98                                              400                 400
                           Sovereign Specialty Chemicals**
                               9.50%, 08/01/07                                              250                 257
                           Standard PAC Corp.
                               8.50%, 06/15/07                                              250                 250
                           TCI Communications Inc.
                               8.00%, 08/01/05                                            2,000               2,143
                           Teleport Communications Group
                               0.00%, 07/01/07                                              150                 122
                           Terra Industries
                              10.50%, 06/15/05                                              150                 161
                           Texas Petrochemical Corp.
                              11.125%, 07/01/06                                             100                 108
                           Toll Corp.
                               7.75%, 09/15/07                                              150                 149
                           Unicco Services Co.**
                               9.875%, 10/15/07                                             250                 249
                           Unisys Corp.
                              11.75%, 10/15/04                                              100                 114
                           United Air Lines Inc.
                              10.67%, 05/01/04                                              672                 805

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT


                 Statement of Investments (concluded)
                 Balanced Fund

                 December 31, 1997

                                                                               Principal
                                                                                 Amount              Market
                                                                                  (000)               (000)
-------------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN       Vencor Inc.
CORPORATE                8.625%, 07/15/07                                      $     250           $     250
BOND/NOTES             Weirton Steel Corp.
  (concluded)            11.375%, 07/01/04                                           250                 260
                       Western Financial
                         8.875%, 08/01/07                                            150                 144
                       World Color Press Inc.
                         9.125%, 03/15/03                                             50                  52
                       Young Broadcasting Inc.
                         8.75%, 06/15/07                                             250                 246
                       Zeta Consumer Products Corp.**
                         11.25%, 11/30/07                                            100                 102

                     ASSET BACKED (Note 3)
                       Banc One Auto Grantor Trust 96-B A
                         6.55%, 02/15/03                                             570                 573
                       Ford Credit Grantor Trust 95-B A
                         5.90%, 10/15/00                                             701                 701
                       IBM Credit Rec. Lease Asset Trust
                         4.55%, 11/15/00                                             240                 241
                       Premier Auto Trust 93-6 A2
                         4.65%, 11/02/99                                              96                  96
                       Premier Auto Trust 94-1 A3
                         4.75%, 02/02/00                                             107                 108
                       Premier Auto Trust 94-2 A3
                         6.35%, 05/02/00                                             162                 163
                    --------------------------------------------------------------------------------------------------
                    Total U.S. and Foreign Corporate
                      Bonds/Notes 11.33%                                          41,692              43,859
                        (Cost $42,787)

----------------------------------------------------------------------------------------------------------------------
SHORT-TERM          Repurchase Agreement
INVESTMENT            Paribas Corp.
                        6.375%, 01/02/98, (secured
                        by $199,067 US Treasury
                        Bond, 04/30/99)                                              195                 195
                    --------------------------------------------------------------------------------------------------
                    Total Short-Term Investment 0.05%                                195                 195
                      (Cost $195)
                    ---------------------------------------------------------------------------------------------------
                    Total Investments 99.20%                                                         383,985
                      (Cost $335,533)

                    Foreign Currency 0.05% (German Mark)                             229                 228
                      (Cost $229)

                    Cash and Other Assets in Excess
                      of Liabilities 0.75%                                                             2,897
                    ----------------------------------------------------------------------------------------------------
                    Net Assets 100.00%                                                              $387,110
                    ====================================================================================================

                 * Non-income producing during the twelve months ended December 31, 1997 as this security did not pay dividends.

                 ** Securities are registered pursuant to Rule 144A and may be deemed restricted for resale.

                 See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

[PIE CHART APPEARS HERE]

U.S. & Foreign Government
& Agency Obligations                     60.6%
U.S. & Foreign Corporate
Bonds/Notes                              32.2%
Municipal Bonds                           3.9%
Cash & Other Net Assets                   3.3%

                   Statement of Investments
                   Income Fund

                   December 31, 1997

                                                                                     Principal
                                                                                      Amount             Market
                                                                                      (000)               (000)
---------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN        Treasury Bonds/Notes
GOVERNMENT                 10.375%, 11/15/12                                       $    500            $    664
AND AGENCY                 12.00%, 08/15/13                                           1,000               1,473
OBLIGATIONS
                        Federal Home Loan Mortgage Corporation
                            7.84%, 06/09/06                                             150                 153

                        Federal Home Loan Mortgage Corporation
                           (Mortgage Backed Securities)
                            9.50%, 03/01/01                                              25                  26
                            9.50%, 06/01/01                                              11                  12
                            9.50%, 08/01/01                                              10                  10
                            9.50%, 10/01/01                                              10                  10
                            7.00%, 11/01/03                                              37                  38
                            7.00%, 01/01/11                                             342                 348
                            7.00%, 03/01/11                                             640                 653
                            7.00%, 04/01/11                                             733                 746
                            7.00%, 07/01/11                                             162                 165
                            8.00%, 12/01/11                                              12                  13

                        Federal National Mortgage Association
                           (Mortgage Backed Securities)
                            8.00%, 11/01/09                                              18                  18
                            8.00%, 10/01/14                                              77                  80
                            8.00%, 01/01/17                                             107                 112
                            7.75%, 04/01/17                                             179                 187

                        Government National Mortgage Association
                           (Mortgage Backed Securities)
                           11.50%, 03/15/10                                               9                  10
                           12.00%, 03/15/14                                               3                   4
                           12.00%, 04/15/14                                               4                   4
                           12.00%, 12/15/14                                              11                  13
                           12.00%, 02/15/15                                               3                   4
                           12.00%, 03/15/15                                              10                  12
                           12.00%, 04/15/15                                               8                   9
                           12.50%, 04/15/15                                               4                   5
                           12.00%, 06/15/15                                               9                  11
                           12.00%, 07/15/15                                              11                  12
                           12.00%, 11/15/15                                              14                  17
                            9.50%, 08/15/17                                             115                 125

                        Collateralized Mortgage Obligation
                          (Planned Amortization Class) (Note 3)
                           FHLMC 1737-Class E
                            6.00%, 12/15/17                                             220                 219


                        Foreign (U.S. dollar denominated)
                          Australia Commonwealth
                            6.75%, 11/15/06                                             399                 397
                          Germany (Fed Rep)
                            6.25%, 01/04/24                                             287                 307
                        ---------------------------------------------------------------------------------------

                        Total U.S. and Foreign Government and
                           Agency Obligations 60.64%                                  5,539               5,857
                             (Cost $5,683)

                   See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

                      Income Fund

                      December 31, 1997

                                                                                 Principal
                                                                                   Amount               Market
                                                                                    (000)                (000)
--------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS       California Hsg Fin Agy Rev
                          8.16%, 02/01/28                                        $    125             $    138
                      Horry Cnty SC Arpt Rev
                          7.38%, 07/01/12                                             120                  129
                      Orange Cnty CA Pension Oblg Taxable Ref-A
                          7.16%, 09/01/06                                             100                  106
                      ----------------------------------------------------------------------------------------

                      Total Municipal Bonds 3.86%                                     345                  373
                         (Cost $356)
--------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN      AMR Corp.
CORPORATE                 9.00%, 09/15/16                                             126                  148
BONDS/NOTES           Banponce Corp.
                          6.75%, 12/15/05                                             200                  203
                      Delta Air Lines Inc.
                          9.75%, 05/15/21                                             150                  193
                      Dime Capital Trust
                          9.33%, 05/06/27                                             160                  181
                      Farmers Ins. Exch.
                          8.625%, 05/01/24                                            150                  174
                      First Financial Caribbean Corp.
                          7.84%, 10/10/06                                             100                  105
                      First Republic BanCorp.
                          7.75%, 09/15/12                                             150                  154
                      Interpool Inc.
                          7.35%, 08/01/07                                             150                  150
                      Korea Telecom
                          7.625%, 04/15/07                                            200                  143
                      Lumbermens Mutual Casualty Co.
                          9.15%, 07/01/26                                             200                  231
                      NCNB Corp.
                         10.20%, 07/15/15                                             135                  181
                      NRG Energy Inc.
                          7.50%, 06/15/07                                             150                  155
                      Newfield Exploration Co.
                          7.45%, 10/15/07                                             150                  152
                      News America Holdings Inc.
                          8.00%, 10/17/16                                             200                  215
                      Republic NY Corp.
                          9.30%, 06/01/21                                             165                  210
                      TCI Communications Inc.
                          8.00%, 08/01/05                                             150                  161
                      United Air Lines Inc.
                         10.67%, 05/01/04                                             100                  120

                 See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT


                      Statement of Investments (concluded)
                      Income Fund

                      December 31, 1997

                                                                                  Principal
                                                                                   Amount              Market
                                                                                    (000)               (000)
--------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN          ASSET BACKED (Note 3)
CORPORATE                    Banc One Auto Grantor Trust 96-B A
BONDS/NOTES                   6.55%, 02/15/03                                     $    76              $    76
 (concluded)                 Ford Credit Grantor Trust 95-B A
                              5.90%, 10/15/00                                          88                   88
                             IBM Credit Trust 93-1 A
                              4.55%, 11/15/00                                          36                   35
                             Premier Auto Trust 93-6 A2
                              4.65%, 11/02/99                                          19                   19
                             Premier Auto Trust 94-1 A3
                              4.75%, 02/02/00                                          11                   11
                          ------------------------------------------------------------------------------------

                          Total U.S. and Foreign Corporate
                             Bonds/Notes 32.16%                                     2,866                3,105
                             (Cost $3,005)

--------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT     Repurchase Agreement
                             Paribas Corp.
                              6.75%, 01/02/98, (secured
                              by $271,548 US Treasury Bond,
                              6.375%, 04/30/99)                                       266                  266
                          ------------------------------------------------------------------------------------

                          Total Short-Term Investment 2.76%                           266                  266
                             (Cost $266)
                          ------------------------------------------------------------------------------------

                          Total Investments 99.42%                                                       9,601
                             (Cost $9,310)

                          Foreign Currency 0.20% (German Mark)                                              19
                             (Cost $20)

                          Cash and Other Assets in Excess
                             of Liabilities 0.38%                                                           38
                          ------------------------------------------------------------------------------------

                          Net Assets 100.00%                                                            $9,658
                          ====================================================================================

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT


[PIE CHART APPEARS HERE]         Statement of Investments
                                 Short-Term Investment Fund
U.S. Agency Obligations,
Cash & Other Net Assets          December 31, 1997
100%

                                                                                        Principal
                                                                                         Amount               Market
                                                                                          (000)                (000)
---------------------------------------------------------------------------------------------------------------------
U.S. AGENCY                      Federal Farm Credit Bank Discount Notes
OBLIGATIONS                         5.70%, 01/30/98                                      $    19              $    19
                                    5.62%, 02/13/98                                           35                   35
                                    5.50%, 02/18/98                                          110                  109

                                 Federal Home Loan Bank Discount Notes
                                    5.47%, 02/06/98                                          255                  254

                                 Federal Home Loan Mortgage Corp. Discount Notes
                                    5.70%, 01/30/98                                          100                   99
                                    5.52%, 02/17/98                                          260                  258

                                 Federal National Mortgage Assoc. Discount Notes
                                    5.47%, 02/05/98                                           70                   70
                                    5.62%, 02/25/98                                          195                  193

                                 Tennessee Valley Authority Discount Note
                                    5.50%, 01/16/98                                          165                  165
                                 ------------------------------------------------------------------------------------
                                 Total Investments  100.04%                                1,209                1,202
                                    (Cost $1,202)

                                 Liabilities in Excess of Cash and Other Assets (0.04%)                          (51)
                                 ------------------------------------------------------------------------------------

                                 Net Assets 100.00%                                                           $ 1,151
                                 ====================================================================================

                                 See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT


[PIE CHART APPEARS HERE]

Cash & Other Net Assets     9.6%      Statement of Investments
Common Stock               90.4%      Small Cap Growth Fund

                                      December 31, 1997

                                                                                                Number of          Market
                                                                                                 Shares             (000)
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS                          Aerospace/Defense 0.41%
                                          Kellstrom Industries, Inc.*                             2,700           $      67

                                       Auto/Accessories 1.07%
                                          Keystone Automotive Industries, Inc.*                   7,400                 176

                                       Banks/Financial Services 0.42%
                                          NCO Group, Inc.*                                        2,750                  69

                                       Biotechnology/Pharmacueticals 8.97%
                                          Dura Pharmaceuticals, Inc.*                             4,100                 188
                                          Incyte Pharmacueticals, Inc.*                           4,900                 214
                                          Medicis Pharmacuetical Corp. - A*                       3,850                 197
                                          Parexel International Corp.*                            5,400                 200
                                          QIAGEN N.V.*                                            2,400                 105
                                          Quintiles Transnational Corp.*                          4,100                 158
                                          Rexall Sundown, Inc.*                                  11,300                 341
                                          Serologicals Corp.*                                     3,200                  80
                                       ------------------------------------------------------------------------------------
                                                                                                                      1,483

                                       Building and Construction 1.34%
                                          Oakwood Homes Corp.                                     6,700                 222

                                       Business Services 6.28%
                                          Abacus Direct Corp.*                                    2,200                  90
                                          AccuStaff, Inc.*                                        3,500                  81
                                          Caribiner International, Inc.*                          3,500                 156
                                          Hagler Bailly, Inc.*                                    1,300                  29
                                          Pre-Paid Legal Services, Inc.*                          7,100                 242
                                          Robert Half International, Inc.*                        6,600                 264
                                          Staff Leasing, Inc.*                                      400                   8
                                          Whittman-Hart, Inc.*                                    4,900                 168
                                       ------------------------------------------------------------------------------------
                                                                                                                      1,038

                                       Educational Services 4.88%
                                          Apollo Group, Inc.*                                     3,800                 180
                                          Bright Horizons, Inc.*                                  3,700                  68
                                          Computer Learning Center*                               2,400                 147
                                          Devry Inc.*                                             3,400                 108
                                          Strayer Education, Inc.                                 3,150                 104
                                          Sylvan Learning Systems, Inc.*                          5,100                 199
                                       ------------------------------------------------------------------------------------
                                                                                                                        806

                                       Electrical Equipment/Electronics 2.22%
                                          DII Group, Inc.*                                        2,400                  64
                                          DSP Group, Inc.*                                          600                  12
                                          Level One Communications, Inc.*                           800                  23
                                          Orbotech, Ltd.*                                           700                  22
                                          QLogic Corp.*                                             800                  24
                                          Semtech Corp.*                                            300                  12
                                          Tekelec*                                                2,700                  82
                                          Vitesse Semiconductor Corp.*                            3,400                 128
                                       ------------------------------------------------------------------------------------
                                                                                                                        367

                                See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

                           Small Cap Growth Fund

                           December 31, 1997


                                                                                         Number of              Market
                                                                                           Shares                (000)
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS                     Energy 7.95%
 (continued)                         Atwood Oceanics, Inc.*                                  3,600          $      171
                                     Core Laboratories N.V.*                                 9,000                 162
                                     Eagle Geophysical, Inc.*                                1,500                  20
                                     Global Industries Ltd.*                                 8,800                 150
                                     Marine Drilling Companies, Inc.*                        7,700                 160
                                     Patterson Energy, Inc.*                                 4,000                 155
                                     Petroleum Geo-Services ASA (ADR)*                       3,300                 214
                                     Reading & Bates Corp.*                                  3,500                 147
                                     Trico Marine Services, Inc.*                            4,600                 135
                                  ------------------------------------------------------------------------------------
                                                                                                                 1,314

                                  Food Services 5.19%
                                     CKE Restaurants, Inc.                                   6,600                 278
                                     Papa John's International, Inc.*                        7,100                 248
                                     The Cheesecake Factory*                                 1,500                  45
                                     Whole Foods Market, Inc.*                               3,700                 189
                                     Wild Oats Inc.*                                         2,700                  97
                                  ------------------------------------------------------------------------------------
                                                                                                                   857

                                  Health Care/Services 10.98%
                                     ATL Ultrasound Inc.*                                    1,700                  78
                                     American Oncology Resources, Inc.*                      7,300                 117
                                     Capital Senior Living Corp.*                            2,200                  23
                                     Concentra Managed Care Inc.*                            6,786                 228
                                     Hanger Orthopedic Group, Inc.*                          2,400                  31
                                     IDX Systems Corp.*                                      3,700                 137
                                     Molecular Dynamics, Inc.*                                 200                   3
                                     National Surgery Centers, Inc.*                         6,400                 167
                                     Orthodontic Centers of America, Inc.*                   4,400                  73
                                     Renal Care Group, Inc.*                                 1,850                  59
                                     Sabratek Corp.*                                         4,100                 118
                                     Safeskin Corp.*                                         5,900                 336
                                     Sunrise Assisted Living, Inc.*                          4,600                 196
                                     Theragenics Corp.*                                      4,300                 155
                                     Transition Systems, Inc.*                               4,200                  93
                                  ------------------------------------------------------------------------------------
                                                                                                                 1,814

                                  Hotels/Resorts 2.34%
                                     CapStar Hotel Co.*                                      5,000                 172
                                     Signature Resorts, Inc.*                                5,200                 114
                                     Vistana, Inc.*                                          4,500                 101
                                  ------------------------------------------------------------------------------------
                                                                                                                   387

                                  Information Technology/Services 17.23%
                                     Aspect Development, Inc.*                               3,300                 172
                                     Cambridge Technology Partners, Inc.*                    5,300                 221
                                     Ciber, Inc.*                                            4,600                 267
                                     Complete Business Solutions, Inc.*                      2,800                 120
                                     DAOU Systems, Inc.*                                     3,800                 118
                                     Engineering Animation, Inc.*                            2,000                  91
                                     Flexinternational Software Inc.*                          800                  12
                                     Hyperion Software Corp.*                                3,400                 122


                           See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

                  Small Cap Growth Fund

                  December 31, 1997



                                                                              Number of            Market
                                                                                Shares              (000)
----------------------------------------------------------------------------------------------------------
COMMON STOCKS         Information Technology/Services (continued)
 (continued)             Industri-Matematik International Corp.*                 5,700           $     165
                         Information Management Associates, Inc.*                  800                   7
                         JDA Software Group, Inc.*                               2,300                  79
                         Manugistics Group, Inc.*                                4,000                 178
                         Mastech Corp.*                                          1,400                  44
                         Mercury Interactive Corp.*                                300                   8
                         ONTRACK Data International, Inc.*                       6,900                 169
                         Radiant Systems, Inc.*                                  3,800                 108
                         Sanchez Computer Associate Inc.*                          700                  20
                         Saville Systems Ireland PLC (ADR)*                      8,000                 332
                         Smallworldwide PLC (ADR)*                               2,300                  49
                         Systems & Computer Technology Corp.*                    1,700                  84
                         Technology Solutions Co.*                               1,500                  39
                         Veritas Software Corp.*                                 3,600                 182
                         Visio Corp.*                                            6,800                 261
                      ------------------------------------------------------------------------------------
                                                                                                     2,848

                      Insurance 0.79%
                         Vesta Insurance Group, Inc.*                            2,200                 131

                      Leisure 4.60%
                         Action Performance Companies, Inc.*                     4,600                 174
                         Cinar Films, Inc. - B*                                  5,500                 211
                         Dover Downs Entertainment Inc.                          3,500                  80
                         Speedway Motorsports, Inc.*                             7,000                 174
                         T HQ Inc.*                                              5,300                 121
                      ------------------------------------------------------------------------------------
                                                                                                       760

                      Publishing 2.53%
                         Applied Graphics Technologies, Inc.*                    2,500                 132
                         CBT Group PlC (ADR)*                                    3,500                 287
                      ------------------------------------------------------------------------------------
                                                                                                       419

                      Retail/Apparel 5.26%
                         Coldwater Creek Inc.*                                   4,000                 133
                         Cost Plus, Inc.*                                        2,700                  78
                         dELiA*s Inc.*                                           2,200                  48
                         Fossil Inc.*                                            3,300                  83
                         Gadzooks Inc.*                                          2,000                  42
                         Hot Topic, Inc.*                                          800                  18
                         Linens `N Things, Inc.*                                 5,100                 222
                         Pacific Sunwear of California*                          5,800                 171
                         Stein Mart, Inc.*                                       2,800                  74
                      ------------------------------------------------------------------------------------
                                                                                                       869

                      Telecommunication/Services 5.80%
                         Anicom, Inc.*                                           5,500                  87
                         Natural Microsystems Corp.*                             4,200                 194
                         NICE-Systems Ltd. (ADR)*                                3,600                 150
                         Pacific Gateway Exchange, Inc.*                         4,500                 242
                         STAR Telecommunications, Inc.*                          4,900                 157
                         Tel-Save Holdings, Inc.*                                6,500                 128
                      ------------------------------------------------------------------------------------
                                                                                                       958

                  See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT


              Statement of Investments (concluded)
              Small Cap Growth Fund

              December 31, 1997

                                                                          Number of             Market
                                                                            Shares              (000)
------------------------------------------------------------------------------------------------------
COMMON STOCKS     Transportation 0.14%
(concluded)          Expeditores International of Washington, Inc.*            600             $    23

                  Waste Services 1.97%
                     American Disposal Services, Inc.*                       5,000                 182
                     Superior Services, Inc.*                                5,000                 144
                  ------------------------------------------------------------------------------------
                                                                                                   326
                  ------------------------------------------------------------------------------------

                  Total Common Stocks 90.37%                                                    14,934
                     (Cost $13,819)
                  ====================================================================================


                                                                          Principal
                                                                           Amount               Market
                                                                            (000)                (000)
------------------------------------------------------------------------------------------------------
SHORT-TERM        Federal Home Loan Mortgage Discount Note
INVESTMENT           5.50%, 01/02/98                                      $  2,726             $ 2,726
                  ------------------------------------------------------------------------------------

                  Total Short-Term Investment 16.50%                         2,726               2,726
                     (Cost $2,726)
                  ------------------------------------------------------------------------------------

                  Total Investments 106.87%                                                     17,660
                     (Cost $16,545)

                  Liabilities in Excess of
                     Cash and Other Assets (6.87%)                                              (1,135)
                  ------------------------------------------------------------------------------------

                  Net Assets 100.00%                                                           $16,525
                  ====================================================================================

              * Non-income producing during the period ended December 31, 1997 as this security did not pay dividends.


              See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

[PIE CHART APPEARS HERE]

North America                           1.3%
Latin America                           1.6%
Cash & Other Net Assets                10.1%
Pacific                                19.3%
Europe                                 67.7%


              Statement of Investments
              International Equity Fund

              December 31, 1997


                                                                             Number of          Market
                                                                               Shares            (000)
------------------------------------------------------------------------------------------------------
COMMON AND        Argentina 0.75%
PREFERRED            YPF S.A. - D (ADR) (Oil Company)                           1,153        $      39
STOCK
                  Brazil 0.86%
                     Usiminas Siderurgicas de Minas Gerais S/A pfd.
                       (Steel & Metals)*                                        2,504               15
                     Vale Do Rio Doce - PN (Steel & Metals)*                    1,482               30
                  ------------------------------------------------------------------------------------
                                                                                                    45
                  Canada 1.34%
                     Canadian National Railway Co. (Railroads)                  1,495               70

                  China 0.48%
                     Anhui Expressway Co Ltd. - H (Traffic system)*            34,000                6
                     China Telecom - Local (Telephone communications)*          1,000                2
                     GZI Transport Limited (Trucking)*                          1,000                1
                     Jiangsu Expressway (Industrial Specialty)*                28,000                6
                     Shenzhen Expressway (Consumer Service)*                   23,000                4
                     Zhejiang Expressway (Financial)*                          28,000                6
                  ------------------------------------------------------------------------------------
                                                                                                    25
                  Finland 2.07%
                     Nokia AB - A (Telecom Equipment)                             810               57
                     PohJola Insurance Co., Ltd. - B (Insurance)                1,366               51
                  ------------------------------------------------------------------------------------
                                                                                                   108
                  France 14.06%
                     ACCOR SA (Hotels & Casinos)                                  296               55
                     AGF-Assur Gen De France (Insurance)                        1,322               70
                     Alcatel Alsthom CGE (Telecom Equipment)                      509               65
                     AXA UAP (Insurance)                                          693               54
                     Carrefour Supermarche SA (Food & Beverage)                    76               40
                     Christian Dior (Apparel)                                     163               17
                     Cie Fin Paribas - A (Banking)                                323               28
                     Credit Coml De France CCF (Banking)                          467               32
                     CSF (Thomson) (Aerospace)                                  1,161               37
                     Lagardere Groupe (Diversified Manufacturer)                  457               15
                     Renault SA (Automobiles)                                     147               44
                     Rhone-Poulenc SA - A (Chemicals)                           1,331               60
                     Schneider SA (Electronic Components)                         723               39
                     Societe Elf Aquitane SA (Oil Company)                        686               80
                     Suez Lyonnaise Des Eaux (Water Supply)                       574               64
                     Total Francaise Des Petroles - B (Oil & Gas Production)      304               33
                  ------------------------------------------------------------------------------------
                                                                                                   733
                  Germany 16.49%
                     Allianz AG (Insurance)                                       276               72
                     BASF AG (Chemicals)                                          965               34
                     Bayer AG (Chemicals)                                         682               25
                     Bayerische Vereinsbank AG (Banking)                        1,063               70
                     Commerzbank AG (Banking)                                   1,962               77
                     Dresdner Bank AG (Banking)                                 1,649               76
                     Heidelberger Druckmaschinen (Printing/Publishing)            190               10
                     Hoechst AG (Chemicals)                                       939               33

               See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

                      International Equity Fund

                      December 31, 1997


                                                                              Number of            Market
                                                                               Shares               (000)
----------------------------------------------------------------------------------------------------------
COMMMON AND           Germany  (continued)
PREFERRED STOCK          Mannesmann AG (Diversified Manufacturer)                  102           $      52
 (continued)             Munich Reinsurance  (Insurance)                           199                  75
                         Rhine Westphal-Nonvtg pfd.
                           (Diversified Manufacturer)                            1,627                  69
                         SAP AG pfd. (Computer Software)                           181                  59
                         Schering AG (Pharmaceuticals)                             382                  37
                         Siemens AG (Electrical Components)                        610                  36
                         Thyssen AG (Steel & Metals)                               166                  36
                         VEBA AG (Electric Utilities)                            1,044                  71
                         Viag AG (Diversified Manufacturer)                         52                  28
                      ------------------------------------------------------------------------------------
                                                                                                       860

                      Hong Kong 3.26%
                         Cheung Kong Hlds Ltd. (Real Estate)                     3,000                  20
                         Citic Pacific (Financial)                               2,000                   8
                         Cosco Pacific Ltd. (Investment)                        11,000                   9
                         Great Eagle Hldgs - Warrants (Real Estate)*             1,200                   1
                         Great Eagle Holdings Ltd. (Real Estate)                 6,000                   8
                         HSBC Holdings Ltd. (Banking)                            1,887                  47
                         Hutchison Whampoa, Ltd. (Diversified Manufacturer)      4,000                  25
                         Kerry Properties (Real Estate)                         12,500                  21
                         New World Development (Real Estate)                     5,000                  17
                         New World Infrastructure (Diversified Manufacturer)*    1,200                   3
                         Television Broadcasts, Ltd. (Broadcasting & Ent.)       4,000                  11
                      ------------------------------------------------------------------------------------
                                                                                                       170

                      Italy 3.32%
                         Gucci Group (Textiles)                                    315                  13
                         Istituto Nazionale (Insurance)                         28,900                  59
                         Telecom Italia Mobile (Telephone Communications)       13,000                  60
                         Telecom Italia SPA (Telephone Communications)           3,200                  20
                         Telecom Italia SPA Di Risp
                           (Telephone Communications)                            4,800                  21
                      ------------------------------------------------------------------------------------
                                                                                                       173

                      Japan 15.32%
                         Advantest Corp. (Electronic Components)                   600                  34
                         Bridgestone Corp. (Automobiles)                         1,000                  22
                         Canon Inc. (Office Equipment & Supplies)                3,000                  70
                         Daiwa Securities Co Ltd. (Financial)                    8,000                  28
                         Fujitsu Ltd. (Electronic Components)                    4,000                  43
                         Keyence Corp. (Precision Instruments)                     300                  44
                         Matsushita Electric Industrial Co., Ltd.
                           (Electronic Components)                               2,000                  17
                         Minebea Company Ltd. (Electronic Components)*           3,000                  32
                         Nichiei Co. (Banking)                                     400                  43
                         Nichiei Co. Ltd. (Financial)**/*                          200                  21
                         Nintendo Co. Ltd. Kyoto (Recreational Products)           600                  59
                         Nippon Telephone & Telegraph
                           (Telephone Communications)                                4                  34
                         Nomura Securities (Financial)                           3,000                  40
                         Orix Corp. (Financial)                                    600                  42

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

                     International Equity Fund

                     December 31, 1997

                                                                           Number of            Market
                                                                             Shares              (000)
----------------------------------------------------------------------------------------------------------
COMMON AND          Japan (continued)
PREFERRED STOCK       Ricoh Co.  (Office Equiment/Supplies)                   3,000           $     37
 (continued)          Secom Co. Ltd. (Electronic Components)                  1,000                 64
                      Shohkoh Fund & Co. (Financial)                            100                 31
                      SMC Corp. (Machinery/Components)                          500                 44
                      Sony Corp. (Consumer Electronic)                          700                 62
                      Tokyo Electron (Semiconductors)                         1,000                 32
                    ----------------------------------------------------------------------------------------
                                                                                                   799

                    Malaysia 0.23%
                      Arab Malaysian Corp. (Financial)                        4,000                  1
                      Arab Malaysian Finance (Banking)                        6,000                  1
                      Malayan Banking Berhad (Banking)                        1,300                  4
                      Malaysian Resources Corp. (Real Estate)                 6,000                  1
                      Multi-Purpose Hldgs (Real Estate)                       6,000                  2
                      United Engineers (Construction/Equipment)               3,300                  3
                    -----------------------------------------------------------------------------------------
                                                                                                    12

                    Netherlands 5.14%
                      AEGON  NV (Insurance)                                     885                 79
                      Akzo-Nobel NV (Chemicals)                                 200                 35
                      Elsevier (Print Media)                                  1,560                 25
                      Heineken Hldgs - A (Alcohol & Tobacco)                    240                 37
                      ING Groep NV pfd. (Insurance)                             450                  2
                      Philips Electronics  (Diversified Manufacturer)           685                 41
                      Royal Dutch Petrol (Oil Company)                          480                 26
                      Unilever NV (Food & Beverage)                             380                 23
                    ----------------------------------------------------------------------------------------
                                                                                                   268

                    Portugal 0.88%
                      Portugal Telecom  (Telephone Communications)            1,000                 46

                    Sweden 3.36%
                      AGA AB - B (Chemicals)                                  1,575                 21
                      L.M. Ericsson Telephone Co. - B (ADR)
                        (Telecommunication Equipment)                         1,680                 63
                      Skandia Group Foersaekrings AB  (Insurance)             1,740                 82
                      SKF AB B  (Machinery/Components)                          410                  9
                    ------------------------------------------------------------------------------------------
                                                                                                   175

                    Switzerland 8.06%
                      Ciba Specialty Chemicals (Chemicals)*                     496                 59
                      Clariant AG  (Chemicals)                                   68                 57
                      Credit Suisse Group (Banking)                             481                 74
                      Nestle SA  (Food & Beverage)                               43                 64
                      Novartis AG (Pharmaceuticals)                              48                 78
                      Roche Holdings Basel AG (Pharmaceuticals)                   5                 50
                      Schw Bankgesellschaft (Banking)                            26                 38
                    ------------------------------------------------------------------------------------------
                                                                                                   420


                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT


                      Statement of Investments (concluded)
                      International Equity Fund

                      December 31, 1997


                                                                               Number of            Market
                                                                                Shares               (000)
----------------------------------------------------------------------------------------------------------
COMMON AND            United Kingdom  14.33%
PREFERRED STOCK          BAT Industries PLC (Alcohol & Tobacco)                  3,270            $     30
 (concluded)             Barclays (Banking)                                      1,440                  38
                         BOC Group PLC (Chemicals)                               2,867                  48
                         British Petroleum (Oil Companies)                       3,410                  45
                         Carlton Communications PLC (Broadcasting & Ent)         5,100                  39
                         General Electric Co., PLC (Electrical Products)         7,980                  53
                         Glaxo Wellcome PLC (Pharmaceuticals)                    2,194                  52
                         Granada Group PLC (Consumer Services)                   1,735                  27
                         Imperial Chemical Inds PLC (Chemicals)                  2,790                  43
                         Pearson PLC (Print Media)                               3,000                  39
                         Pilkington PLC (Home Furnishings)                      12,740                  27
                         PowerGen PLC (Electric Utilities)                       3,642                  48
                         Reuters Hldg PLC  (Printing/Publishing)                 3,970                  44
                         Rio Tinto - Zinc Corp. PLC  (Steel & Metals)            1,879                  22
                         SmithKline Beecham PLC (Pharmaceuticals)                5,958                  61
                         WPP Group PLC (Advertising)                            14,220                  63
                         Zeneca Group PLC (Pharmaceuticals)                      1,920                  68
                      ------------------------------------------------------------------------------------
                                                                                                       747
                      ------------------------------------------------------------------------------------

                      Total Common and Preferred Stocks 89.95%                                       4,690
                         (Cost $4,665)
                      ====================================================================================

                                                                               Principal
                                                                                Amount              Market
                                                                                 (000)               (000)
----------------------------------------------------------------------------------------------------------
SHORT-TERM            Repurchase Agreement
INVESTMENT            State Street Bank,
                         6.00%, 01/02/98 (secured by $521,313,
                         US Treasury Note 7.875%, 11/15/07)                   $    507            $    507
                      ------------------------------------------------------------------------------------

                      Total Short-Term Investment 9.72%                            507                 507
                      ------------------------------------------------------------------------------------
                         (Cost $507)

                      Total Investments 99.67%                                                       5,197
                         (Cost $5,172)

                      Foreign Currency 0.02% (British Pound)                                             1

                      Cash and Other Assets in Excess
                         of Liabilities 0.31%                                                           16
                      ------------------------------------------------------------------------------------

                      Net Assets 100.00%                                                          $  5,214
                      ====================================================================================

                  * Non-income producing during the period ended December 31, 1997 as this security did not pay dividends.

                  ** Securities are registered pursuant to Rule 144A and may be deemed restricted for resale.


                  See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               1997 FUNDS ANNUAL REPORT


[PIE CHART APPEARS HERE]

Convertible Securities      0.6%        Statement of Investments
Cash & Other Net Assets     1.8%        Socially Responsible Fund
Common & Preferred Stocks  97.6%
                                        December 31, 1997

                                                                              Number of            Market
                                                                               Shares               (000)
----------------------------------------------------------------------------------------------------------
Common Stocks         Aerospace/Defense 1.28%
                         Rockwell International Corp.                            2,250            $    118

                      Auto/Accessories 6.62%
                         Dana Corp.                                              3,350                 159
                         Echlin Inc.                                             2,600                  94
                         Ford Motor Co.                                          3,800                 185
                         Meritor Automotive, Inc.                                3,416                  72
                         PACCAR Inc.                                             1,900                 100
                      ------------------------------------------------------------------------------------
                                                                                                       610

                      Banks/Financial Services 15.14%
                         Banc One Corp.                                          1,900                 103
                         Bankers Trust New York Corp.                              750                  84
                         Chase Manhattan Corp.                                   1,750                 192
                         Centura Banks, Inc.                                       650                  45
                         Corestates Financial Corp.                              1,550                 124
                         Federal National Mortgage Assoc.                          550                  31
                         First American Corp. Tenn                                 800                  40
                         First Tennessee National Corp.                            600                  40
                         First Union Corp.                                       1,900                  97
                         Firststar Corp.                                         2,000                  85
                         Fleet Financial Group, Inc.                               900                  68
                         KeyCorp                                                 1,500                 106
                         J.P. Morgan & Co. Inc.                                    750                  85
                         NationsBank Corp.                                       2,250                 137
                         Old Kent Financial Corp.                                1,600                  63
                         U.S. Bancorp                                              850                  95
                      ------------------------------------------------------------------------------------
                                                                                                     1,395

                      Chemicals 9.91%
                         Akzo Nobel N.V. (ADR)                                   1,300                 113
                         Betzdearborn, Inc.                                      1,800                 110
                         Dow Chemical Co.                                          750                  76
                         Eastman Chemical Co.                                    1,900                 113
                         Geon Co.                                                4,200                  98
                         Imperial Chemical Industries PLC (ADR)                  3,650                 237
                         Lyondell Petrochemical Co.                              2,896                  77
                         Olin Corp.                                              1,900                  89
                      ------------------------------------------------------------------------------------
                                                                                                       913

                      Consumer Products 9.00%
                         Avon Products, Inc.                                     1,100                  68
                         General Mills, Inc.                                     1,100                  79
                         Heinz (H.J.) Co.                                        5,600                 285
                         Kimberly-Clark Corp.                                    3,750                 185
                         Unilever N.V. PLC                                       3,400                 212
                      ------------------------------------------------------------------------------------
                                                                                                       829

                      Construction Materials 0.12%
                         Martin Marietta Materials, Inc.                           300                  11

                      See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

                  Socially Responsible Fund

                  December 31, 1997

                                                                              Number of            Market
                                                                               Shares               (000)
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS          Energy 6.98%
  (continued)            Elf Aquitaine (ADR)                                    2,850            $    167
                         MCN Energy Group Inc.                                  1,300                  52
                         Pennzoil Corp.                                           300                  20
                         Sonat, Inc.                                            2,150                  98
                         Total SA (ADR)                                         2,025                 114
                         Williams Companies, Inc. (The)                         2,900                  82
                         YPF SA Sociedad Anonima (ADR)                          3,200                 110
                       ---------------------------------------------------------------------------------------
                                                                                                      643

                       Health Care/Pharmacueticals 5.53%
                         American Home Products Corp.                           1,500                 115
                         Baxter International, Inc.                             1,700                  86
                         Bristol-Myers Squibb Co.                               1,250                 118
                         Schering-Plough Corp.                                    500                  31
                         SmithKline Beecham PLC - A (ADR)                       1,000                  51
                         Zeneca Group PLC (ADR)                                 1,000                 108
                       ---------------------------------------------------------------------------------------
                                                                                                      509

                       Index Security 2.11%
                         Standard & Poor's Depositary Receipts                  2,000                 194

                       Information Technology/Equipment 2.44%
                         AMP, Inc.                                              1,050                  44
                         Xerox Corp.                                            2,450                 181
                       ---------------------------------------------------------------------------------------
                                                                                                      225

                       Insurance 4.67%
                         Exel Limited                                           1,700                 108
                         Lincoln National Corp.                                 1,800                 141
                         Mid Ocean Ltd.                                         1,050                  57
                         SAFECO Corp.                                           2,550                 124
                       ---------------------------------------------------------------------------------------
                                                                                                      430

                       Manufacturing (Diversified) 2.85%
                         Boise Cascade Corp.                                    3,120                  94
                         Thomas & Betts Corp.                                   1,400                  66
                         Whirlpool Corp.                                        1,350                  74
                         Witco Corp.                                              700                  29
                       ---------------------------------------------------------------------------------------
                                                                                                      263

                       Metals & Mining 1.95%
                         J & L Specialty Steel, Inc.                            5,400                  54
                         Oregon Steel Mills, Inc.                               4,300                  92
                         Phelps Dodge Corp.                                       550                  34
                       ---------------------------------------------------------------------------------------
                                                                                                      180

                       Paper & Forest Products 4.12%
                         Georgia Pacific Corp.                                  1,600                  97
                         Georgia Pacific Corp. (Timber Group)                   1,600                  36
                         Westvaco Corp.                                         3,500                 110
                         Weyerhaeuser Co.                                       2,800                 137
                       ---------------------------------------------------------------------------------------
                                                                                                      380

                  See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

            Socially Responsible Fund

            December 31, 1997

                                                                      Number of             Market
                                                                        Shares              (000)
--------------------------------------------------------------------------------------------------
COMMON        Real Estate 2.68%
STOCKS           Equity Residential Properties Trust                     1,500             $    76
(concluded)      Health Care Property Investors, Inc.                      250                   9
                 Nationwide Health Properties, Inc.                      2,500                  64
                 Security Capital Industrial Trust                       3,954                  98
                 Security Capital Group - B (warrants)                      30                  --
              ------------------------------------------------------------------------------------
                                                                                               247
              Retail/Apparel 5.06%
                 May Department Stores Co.                               1,600                  84
                 Mercantile Stores Co., Inc.                             1,600                  97
                 Penney (J.C.) Co., Inc.                                 2,100                 127
                 Rite Aid Corp.                                          1,200                  70
                 Sears, Roebuck and Co.                                  1,950                  88
              ------------------------------------------------------------------------------------
                                                                                               466
              Telecommunications 8.71%
                 AT & T Corp.                                              800                  49
                 Alltel Corp.                                            3,400                 140
                 Bell Atlantic Corp.                                     2,261                 206
                 BellSouth Corp.                                         2,650                 149
                 Frontier Corp.                                          4,400                 106
                 Sprint Corp.                                            2,600                 152
              ------------------------------------------------------------------------------------
                                                                                               802
              Transportation/Travel 0.97%
                 CSX Corp.                                               1,650                  89

              Utilities 6.97%
                 Boston Edison Co.                                         200                   8
                 CINergy Corp.                                           3,450                 132
                 Duke Energy Corp.                                       3,025                 168
                 Entergy Corp.                                           2,400                  72
                 Pacificorp                                              2,500                  68
                 PG & E Corp.                                            2,250                  68
                 PowerGen PLC (ADR)                                        200                  11
                 Southern Co.                                              700                  18
                 Unicom Corp.                                            1,650                  51
                 Wisconsin Energy Corp.                                  1,600                  46
              ------------------------------------------------------------------------------------
                                                                                               642
              Waste Services 0.16%
                 Browning Ferris Industries, Inc.                          400                  15
              ------------------------------------------------------------------------------------
              Total Common Stocks 97.27%                                                     8,961
                 (Cost $8,377)


              See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT



                      Statement of Investments (concluded)
                      Socially Responsible Fund

                      December 31, 1997



                                                                                    Number of           Market
                                                                                     Shares              (000)
----------------------------------------------------------------------------------------------------------------
PREFERRED STOCK             Banks/Financial Services 0.30%
                               Kmart Financing                                           550            $     28
                            ------------------------------------------------------------------------------------

                            Total Preferred Stock 0.30%                                                       28
                               (Cost $32)
                            ------------------------------------------------------------------------------------

                            Total Common and Preferred Stock 97.57%                                        8,989
                               (Cost $8,409)
                            ====================================================================================

                                                                                    Principal
                                                                                     Amount             Market
                                                                                      (000)              (000)
----------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITY           Loews Corp.                                          $     51            $     52
                                 3.125%, 09/15/07
                            ------------------------------------------------------------------------------------

                            Total Convertible Security 0.57%                              51                  52
                               (Cost $51)


----------------------------------------------------------------------------------------------------------------
SHORT-TERM                  Repurchase Agreement
INVESTMENT                     State Street Bank,
                                 6.00%, 01/02/98, (secured by $159,138,
                                 US Treasury Bond, 7.875%, 11/15/07)                     155                 155
                            ------------------------------------------------------------------------------------

                            Total Short-Term Investment 1.68%                            155                 155
                               (Cost $155)
                            ------------------------------------------------------------------------------------

                            Total Investments 99.82%                                                       9,196
                               (Cost $8,615)

                            Cash and Other Assets in
                               Excess of Liabilities 0.18%                                                    17
                            ------------------------------------------------------------------------------------

                            Net Assets 100.00%                                                          $  9,213
                            ====================================================================================

                      * Non-income producing during the period ended December 31, 1997 as this security did not pay dividends.

                      See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

Statements of Assets and Liabilities

December 31, 1997

                                    GROWTH          BALANCED      INCOME       SHORT-TERM
                                     FUND             FUND         FUND           FUND
----------------------------------------------------------------------------------------------
ASSETS
Cash                               $        354  $    511,157  $        505   $      3,170
Investments at value*               598,093,430   383,985,164     9,601,467      1,201,719
Foreign currency at value*                   --       228,144        19,473             --
Forward currency contracts                   --        87,576         7,417             --
Dividends and interest receivable       556,737     2,732,054       160,287             --
Receivable-foreign taxes                     --            --            --             --
Receivable-fund shares sold             643,339       270,474         4,693            859
Receivable-investments sold                  --            --            --             --
Prepaid expenses                         22,757        14,335           686             --
-----------------------------------------------------------------------------------------------
  Total Assets                      599,316,617   387,828,904     9,794,528      1,205,748
-----------------------------------------------------------------------------------------------
LIABILITIES
Forward currency contracts                   --            --            --             --
Payable-fund
  shares redeemed                       562,419        29,760           292         52,313
Payable-investments
  purchased                                  --       510,587       106,714             --
Payable-management, advisor
  and related fees                      246,501       155,081         3,929              7
Accrued expenses                          5,376        23,922        25,262          2,435
-----------------------------------------------------------------------------------------------
  Total Liabilities                     814,296       719,350       136,197         54,755
-----------------------------------------------------------------------------------------------

NET ASSETS                         $598,502,321  $387,109,554  $  9,658,331   $  1,150,993
===============================================================================================
NET ASSETS CONSIST OF:
----------------------
Par value of common shares           23,327,657     1,952,857        74,287         11,516
Paid in surplus                     472,236,584   336,078,999     9,257,911      1,138,972
Accumulated undistributed
  net investment income                  10,797       416,092        27,269            507
Accumulated undistributed
  net realized gain (loss)
  from investments and foreign
  currency transactions                 389,471       124,624           (10)            (2)
Net unrealized appreciation
  on investments and translation
  of assets and liabilitiies in
  foreign currency                  102,537,812    48,536,982       298,874             --
-----------------------------------------------------------------------------------------------

NET ASSETS                         $598,502,321  $387,109,554    $9,658,331     $1,150,993
===============================================================================================
Number of shares outstanding:        23,327,657    19,528,567       742,876        115,164
(Authorized 50,000,000 shares
  each)
Par Value                          $       1.00  $       0.10  $       0.10   $       0.10
===============================================================================================

NET ASSET VALUE
PER SHARE                          $      25.66  $      19.82  $      13.00   $       9.99
===============================================================================================
*Cost of Securities:
  Investments                      $495,555,618  $335,533,260  $  9,309,797   $  1,201,719
  Foreign currency                           --       229,111        19,556             --


                                       SMALL CAP    INTERNATIONAL       SOCIALLY
                                        GROWTH          EQUITY         RESPONSIBLE
                                         FUND            FUND             FUND
------------------------------------------------------------------------------------------
ASSETS
Cash                                 $      5,746   $        842   $        796
Investments at value*                  17,659,664      5,197,375      9,196,284
Foreign currency at value*                     --            616             --
Forward currency contracts                     --             --             --
Dividends and interest receivable              --          3,307         17,208
Receivable-foreign taxes                       --          2,405            413
Receivable-fund shares sold                65,767         36,355         44,104
Receivable-investments sold               139,633          2,052             --
Prepaid expenses                               --             --             --
------------------------------------------------------------------------------------------
  Total Assets                         17,870,810      5,242,952      9,258,805
------------------------------------------------------------------------------------------

LIABILITIES
Forward currency contracts                     --            218             --
Payable-fund
  shares redeemed                           5,019              8             --
Payable-investments
  purchased                             1,328,362         25,921         41,709
Payable-management, advisor
  and related fees                         12,262          2,390          3,911
Accrued expenses                              275            505            313
------------------------------------------------------------------------------------------
  Total Liabilities                     1,345,918         29,042         45,933
------------------------------------------------------------------------------------------

NET ASSETS                           $ 16,524,892   $  5,213,910   $  9,212,872
==========================================================================================
NET ASSETS CONSIST OF:
----------------------
Par value of common shares                     --             --             --
Paid in surplus                        15,905,687      5,257,958      8,637,578
Accumulated undistributed
  net investment income                        --             --            421
Accumulated undistributed
  net realized gain (loss)
  from investments and foreign
  currency transactions                  (495,861)       (68,520)        (6,910)
Net unrealized appreciation
  on investments and translation
  of assets and liabilitiies in
  foreign currency                      1,115,066         24,472        581,783
------------------------------------------------------------------------------------------

NET ASSETS                           $ 16,524,892   $  5,213,910   $  9,212,872
==========================================================================================
Number of shares outstanding:           1,412,237        507,903        761,668
(Authorized 50,000,000 shares
  each)
Par Value                            $       0.00   $       0.00   $       0.00
==========================================================================================

NET ASSET VALUE
PER SHARE                            $      11.70   $      10.27   $      12.10
==========================================================================================
*Cost of Securities:
  Investments                        $ 16,544,598   $  5,172,445   $  8,614,501
  Foreign currency                             --            616             --



See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

Statements of Operations                             For the year ended
                                                      December 31, 1997


                                          GROWTH          BALANCED        INCOME           SHORT-TERM
                                           FUND             FUND           FUND               FUND
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                           $   9,361,395   $   4,259,584   $          --   $          --
  Interest & amortization                 1,270,244       8,381,043         703,427          69,284
-------------------------------------------------------------------------------------------------------
                                         10,631,639      12,640,627         703,427          69,284
  Foreign taxes withheld                    (33,598)        (20,033)           (331)             --
-------------------------------------------------------------------------------------------------------
  Total investment income                10,598,041      12,620,594         703,096          69,284

EXPENSES:
  Management, advisor and
    related fees (Note 5)                 2,601,389       1,660,298          45,960           4,208
  Fund pricing fees                          12,001          11,001          14,382          10,434
  Professional fees                          17,802          17,801          13,301           9,200
  Custodian fees                             24,590          30,281          11,001           2,880
  Transfer agent fee (Note 5)                32,475              24              24              24
  Trustees' fees and expenses                 3,400           3,400           3,400           3,400
  Insurance expenses                         25,941          20,498           1,905           1,445
  Other expenses                             62,003          38,768           2,718             307
--------------------------------------------------------------------------------------------------------
  Total expenses                          2,779,601       1,782,071          92,691          31,898

  Less management and related
    fees waived (Note 5)                         --              --              --          (2,573)
  Less expenses paid by Horace Mann
    Investors, Inc. (Note 5)                     --              --              --         (23,021)
  Less expenses paid by commission
    credits (Note 3)                        (57,950)        (59,208)             --              --
--------------------------------------------------------------------------------------------------------
    Net expenses                      $   2,721,651   $   1,722,863   $      92,691   $       6,304
--------------------------------------------------------------------------------------------------------
    Net investment income (loss)          7,876,390      10,897,731         610,405          62,980
--------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Realized gain (loss) from:
    Investments                          66,206,155      35,889,104          20,121             127
    Foreign currency transactions              (426)        138,839          11,463              --
--------------------------------------------------------------------------------------------------------

  Net realized gain (loss)
    on investments and foreign
    currency transactions                66,205,729      36,027,943          31,584             127

  Change in unrealized
    appreciation (depreciation)
    on:
  Investments                            32,693,552      12,805,475         244,644             485
  Translation of assets
    and liabilities in
    foreign currencies                           --          85,078           7,204              --
--------------------------------------------------------------------------------------------------------

  Net realized and unrealized
    gain (loss) from investments
    and foreign currency
    transactions                         98,899,281      48,918,496         283,432             612
--------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE)
  IN NET ASSETS
  FROM OPERATIONS                     $ 106,775,671   $  59,816,227   $     893,837   $      63,592
=======================================================================================================


                                                    For the period
                                          March 10, 1997 to December 31, 1997

                                           SMALL CAP     INTERNATIONAL   SOCIALLY
                                           GROWTH           EQUITY      RESPONSIBLE
                                            FUND             FUND          FUND
------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                           $       1,305   $      32,755   $      88,488
  Interest & amortization                    45,194          30,728           7,895
-------------------------------------------------------------------------------------
                                             46,499          63,483          96,383
  Foreign taxes withheld                         --          (4,464)           (896)
-------------------------------------------------------------------------------------
  Total investment income                    46,499          59,019          95,487

EXPENSES:
  Management, advisor and
    related fees (Note 5)                    81,785          22,648          31,879
  Fund pricing fees                           2,000           4,000           2,000
  Professional fees                           6,499           7,505           6,499
  Custodian fees                             18,829          23,627           7,580
  Transfer agent fee (Note 5)                    17              17              17
  Trustees' fees and expenses                 3,400           3,400           3,400
  Insurance expenses                            256             256             256
  Other expenses                                 --              --              --
--------------------------------------------------------------------------------------

  Total expenses                            112,786          61,453          51,631

  Less management and related
    fees waived (Note 5)                    (23,530)        (10,525)        (13,471)
  Less expenses paid by Horace Mann
    Investors, Inc. (Note 5)                (27,623)        (35,424)        (16,369)
  Less expenses paid by commission
    credits (Note 3)                             --              --              --
---------------------------------------------------------------------------------------

    Net expenses                      $      61,633   $      15,504   $      21,791
---------------------------------------------------------------------------------------

    Net investment income (loss)            (15,134)         43,515          73,696
---------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Realized gain (loss) from:
    Investments                            (495,861)        (68,519)         72,720
    Foreign currency transactions                --          (2,425)             --
---------------------------------------------------------------------------------------

  Net realized gain (loss)
    on investments and foreign
    currency transactions                  (495,861)        (70,944)         72,720

  Change in unrealized
    appreciation (depreciation)
    on:
  Investments                             1,115,066          24,930         581,783
  Translation of assets
    and liabilities in
    foreign currencies                           --            (458)             --
---------------------------------------------------------------------------------------

  Net realized and unrealized
    gain (loss) from investments
    and foreign currency
    transactions                            619,205         (46,472)        654,503
---------------------------------------------------------------------------------------

NET INCREASE (DECREASE)
  IN NET ASSETS
  FROM OPERATIONS                     $     604,071   $      (2,957)  $     728,199
=======================================================================================

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT



Statement of Changes in Net Assets

For the Periods ended December 1997 and 1996

                                                    GROWTH FUND                   BALANCED FUND
                                               1997            1996           1997             1996
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)             $   7,876,390   $   6,452,684   $  10,897,731   $   8,219,408

  Net realized short-term gain
    (loss) on investments and
    foreign currency transactions             21,364,681      27,750,104      10,725,081      13,881,249

  Net realized long-term gain
    (loss) on investments and
    foreign currency transactions             44,841,048      20,451,849      25,302,862      11,586,155

  Net unrealized appreciation/
    (depreciation) on investments and
    translation of assets and liabilities
    in foreign currency                       32,693,552      27,601,625      12,890,553      11,168,939
--------------------------------------------------------------------------------------------------------

  Change in net assets
    from operations                          106,775,671      82,256,262      59,816,227      44,855,751
--------------------------------------------------------------------------------------------------------

FROM DISTRIBUTIONS
 TO SHAREHOLDERS:
  Net investment income                       (7,988,420)     (6,377,641)    (10,749,508)     (8,167,501)

  Net realized short-term gain
    from investments and
    foreign currency transactions            (21,154,178)    (27,699,455)    (10,548,453)    (13,856,450)

  Net realized long-term gain
    from investments and
    foreign currency transactions            (44,781,697)    (20,429,320)    (25,268,797)    (11,570,771)
--------------------------------------------------------------------------------------------------------

  Total distributions
    to shareholders                          (73,924,295)    (54,506,416)    (46,566,758)    (33,594,722)
--------------------------------------------------------------------------------------------------------

FROM FUND SHARE
  TRANSACTIONS:
  Proceeds from shares sold                  117,493,277      88,560,885      66,288,140      55,024,353

  Net asset value of shares issued
    in reinvestment of dividends and
    capital gains distributions               68,291,933      50,813,674      42,410,448      30,441,049
--------------------------------------------------------------------------------------------------------
                                             185,785,210     139,374,559     108,698,588      85,465,402
  Cost of shares redeemed                    (50,690,435)    (33,668,049)    (35,389,537)    (24,368,316)
--------------------------------------------------------------------------------------------------------

  Net increase (decrease) in net
    assets from fund
    share transactions                       135,094,775     105,706,510      73,309,051      61,097,086
--------------------------------------------------------------------------------------------------------

TOTAL INCREASE
  (DECREASE) IN NET ASSETS                   167,946,151     133,456,356      86,558,520      72,358,115

NET ASSETS:
  Beginning of period                        430,556,170     297,099,814     300,551,034     228,192,919
--------------------------------------------------------------------------------------------------------
  End of period                            $ 598,502,321   $ 430,556,170   $ 387,109,554   $ 300,551,034
========================================================================================================
Undistributed net
  investment income                        $      10,797   $     123,253   $     416,092   $     117,809
========================================================================================================

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

                                                  INCOME FUND                 SHORT-TERM FUND
                                              1997          1996           1997            1996
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)             $    610,405   $    641,435   $     62,980   $     54,797

  Net realized short-term gain
    (loss) on investments and
    foreign currency transactions                67,503        (29,132)           127             20

  Net realized long-term gain
    (loss) on investments and
    foreign currency transactions               (35,919)        87,711             --             --

  Net unrealized appreciation/
    (depreciation) on investments and
    translation of assets and liabilities
    in foreign currency                         251,848       (325,363)           485           (328)
-----------------------------------------------------------------------------------------------------

  Change in net assets
    from operations                             893,837        374,651         63,592         54,489
-----------------------------------------------------------------------------------------------------

FROM DISTRIBUTIONS
 TO SHAREHOLDERS:
  Net investment income                        (598,770)      (639,826)       (63,479)       (54,334)

  Net realized short-term gain
    from investments and
    foreign currency transactions               (23,198)            --           (127)           (23)

  Net realized long-term gain
    from investments and
    foreign currency transactions                    --         (3,181)            --             --
-----------------------------------------------------------------------------------------------------

  Total distributions
    to shareholders                            (621,968)      (643,007)       (63,606)       (54,357)
-----------------------------------------------------------------------------------------------------

FROM FUND SHARE
  TRANSACTIONS:
  Proceeds from shares sold                   2,109,144      2,897,949      3,660,289      4,547,550

  Net asset value of shares issued
    in reinvestment of dividends and
    capital gains distributions                 516,971        523,445         48,626         40,250
-----------------------------------------------------------------------------------------------------
                                              2,626,115      3,421,394      3,708,915      4,587,800
  Cost of shares redeemed                    (4,087,751)    (2,836,463)    (3,786,735)    (4,364,884)
-----------------------------------------------------------------------------------------------------

  Net increase (decrease) in net
    assets from fund
    share transactions                       (1,461,636)       584,931        (77,820)       222,916
-----------------------------------------------------------------------------------------------------

TOTAL INCREASE
  (DECREASE) IN NET ASSETS                   (1,189,767)       316,575        (77,834)       223,048

NET ASSETS:
  Beginning of period                        10,848,098     10,531,523      1,228,827      1,005,779
-----------------------------------------------------------------------------------------------------
  End of period                            $  9,658,331   $ 10,848,098   $  1,150,993   $  1,228,827
=====================================================================================================
Undistributed net
  investment income                        $     27,269   $      7,248   $        507   $      1,006
=====================================================================================================

                                               SMALL CAP          INTERNATIONAL       SOCIALLY
                                               GROWTH FUND         EQUITY FUND    RESPONSIBLE FUND
                                                 1997                 1997              1997
                                            Since Inception/1/  Since Inception/1/  Since Inception/1/
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)               $    (15,134)          $     43,515        $     73,696

  Net realized short-term gain
    (loss) on investments and
    foreign currency transactions                (495,861)               (70,944)             72,720

  Net realized long-term gain
    (loss) on investments and
    foreign currency transactions                      --                     --                  --

  Net unrealized appreciation/
    (depreciation) on investments and
    translation of assets and liabilities
    in foreign currency                         1,115,066                 24,472             581,783
------------------------------------------------------------------------------------------------------

  Change in net assets
    from operations                               604,071                 (2,957)            728,199
------------------------------------------------------------------------------------------------------

FROM DISTRIBUTIONS
  TO SHAREHOLDERS:
  Net investment income                                --                (41,091)            (73,275)
  Net realized short-term gain
    from investments and
    foreign currency transactions                      --                     --             (79,630)

  Net realized long-term gain
    from investments and
    foreign currency transactions                      --                     --                  --
------------------------------------------------------------------------------------------------------

Total distributions
    to shareholders                                    --                (41,091)           (152,905)
------------------------------------------------------------------------------------------------------

FROM FUND SHARE
  TRANSACTIONS:
  Proceeds from shares sold                    17,210,060              5,781,865           8,945,404
  Net asset value of shares issued
    in reinvestment of dividends and
    capital gains distributions                        --                 14,368             101,875
------------------------------------------------------------------------------------------------------
                                               17,210,060              5,796,233           9,047,279
  Cost of shares redeemed                      (1,329,239)              (578,275)           (449,701)
------------------------------------------------------------------------------------------------------

  Net increase (decrease) in net
    assets from fund
    share transactions                         15,880,821              5,217,958           8,597,578
------------------------------------------------------------------------------------------------------

TOTAL INCREASE
  (DECREASE) IN NET ASSETS                     16,484,892              5,173,910           9,172,872

NET ASSETS:
  Beginning of period                              40,000                 40,000              40,000
------------------------------------------------------------------------------------------------------
  End of period                              $ 16,524,892           $  5,213,910        $  9,212,872
======================================================================================================
Undistributed net
  investment income                          $         --           $         --        $        421
======================================================================================================

1  Since inception refers March 10, 1997, the day investment operations began.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT


Notes to the Financial Statements

December 31, 1997

1. BUSINESS ORGANIZATION -- The Horace Mann Mutual Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, which offers units of beneficial ownership ("shares") in seven separate investment portfolios: Growth Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund. These funds collectively are referred to as the "Funds." On May 1, 1997, under an agreement and plan of reorganization, the Growth Fund, Balanced Fund, Income Fund, and Short-Term Investment Fund, each previously organized as a Maryland corporation, transferred its assets into a new series of Horace Mann Mutual Funds. The Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund were organized on November 7, 1996 and, on December 26, 1996, each sold 4,000 shares of capital stock to Horace Mann Life Insurance Company ("HMLIC") for $40,000. On March 10, 1997, these funds each sold an additional 96,000 shares to HMLIC for $960,000 and began investment operations on this date. Shares are presently offered to HMLIC Separate Account and the HMLIC 401(k) Separate Account. The Growth Fund shares also may be purchased under the dividend reinvestment plans by certain shareholders.


    FUND INVESTMENT OBJECTIVES:
    A. Growth Fund -- primary, long-term capital growth; secondary, conservation of principal and production of income.

    B. Balanced Fund -- realization of high long-term total rate of return consistent with prudent investment risks.

    C. Income Fund -- long-term total rate of return in excess of the U.S. bond market over a full market cycle.

    D. Short-Term Fund -- primary, realize maximum current income to the extent consistent with liquidity; secondary, preservation of principal.

    E. Small Cap Growth Fund -- long-term capital appreciation through investing primarily in equity securities of small cap companies with earnings growth potential.

    F. International Equity Fund -- long-term growth of capital through a diversified portfolio of marketable foreign equity securities.

    G. Socially Responsible Fund -- long-term growth of capital, current income and growth of income through investing primarily in a diversified portfolio of equity securities of United States-based companies which are determined to be socially responsible.

2.  SIGNIFICANT ACCOUNTING POLICIES:
    A. Security valuation -- A security listed or traded on U.S. or foreign stock exchanges is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on that exchange. If there are no such bid and ask quotations the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities traded over-the-counter are valued at the last current bid price. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any unamortized premium or discount. Foreign securities are converted to United States dollars using exchange rates at the close of the New York Stock Exchange. In the event market quotations would not be available, securities would be valued at fair value as determined in good faith by the Board of Trustees; no such securities were owned by the Funds at December 31, 1997.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

December 31, 1997

    B. Security transactions and investment income -- Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as they become available. Interest income including level yield, premium and discount amortization is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

    C. Federal income taxes -- Since it is the Funds' policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders, no provision has been made for federal income or excise taxes. Dividends and distributions payable to shareholders are recorded by the Funds on the record date. Net investment income for federal income tax purposes includes paydown gains and losses on mortgage backed securities and gains and losses realized on foreign currency transactions. These gains and losses are included as net realized gains and losses for financial reporting purposes.

       The International Equity Fund and Small Cap Growth Fund intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1997, the International Equity Fund and Small Cap Growth Fund had an accumulated capital loss carryforward for tax purposes of $65,857, and $459,937, respectively, which will expire in fiscal year ending December 31, 2005.

       For federal income tax purposes, a net operating loss recognized in the current year by the Small Cap Growth Fund cannot be used to offset future years' net investment income. Therefore, $15,134 of net operating loss generated by the Small Cap Growth Fund has been reclassified from accumulated net investment loss to paid-in surplus.

       Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales.

    D. Dividends and distributions -- Dividends and distributions from net investment income and net realized gains are paid out annually and are recorded on the ex-dividend date.

    E. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

3.  OPERATING POLICIES:
    A. Repurchase Agreements -- Securities pledged as collateral for repurchase agreements are held by State Street Bank and Trust Company and are designated as being held on each Fund's behalf by its custodian under a book-entry system. Each Fund monitors the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be credit worthy pursuant to guidelines established by the Trustees.

    B. Asset Backed Securities -- These securities are secured by installment loans or leases or by revolving lines of credit. They often include credit enhancements that help limit investors exposure to the underlying credit. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

    C. Collateralized Mortgage Obligations -- Planned Amortization Class (PAC), -- These securities have a pre-determined schedule for principal repayment coupled with an enhanced degree of cash-flow certainty. A PAC security is a specific class of mortgages which usually carry the most stable cash flows and the lowest amount of prepayment risk. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

December 31, 1997

    D. American Depository Receipts -- (ADR) - These securities are receipts for the shares of a foreign listed corporation held in the vault of a U.S. bank and entitles the shareholder to all dividends and capital gains.

    E. Commission Credits -- Wellington Management Company, LLP, subadvisor for the Growth and Balanced Funds, seeks the best price and execution on each transaction and negotiates commission rates solely on the execution requirements of each trade. Occasionally, they place, under a directed brokerage arrangement, common stock trades with a broker/dealer who credits to the Funds part of the commissions paid.

    F. Foreign Currency Transactions -- The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

         . market value of investment securities, other assets and other liabilities at the daily rates of exchange, and

         . purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

       Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-divdend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

    G. Forward Currency Contracts -- The Balanced Fund, Income Fund and International Equity Fund may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of assets and liabilities denominated in foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the differences between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

December 31, 1997

At December 31, 1997 the Funds have the following open forward currency contracts:


                                              Current              Unrealized
Foreign                                        Value              Appreciation/
Currency                                    U.S. Dollar          (Depreciation)
--------------------------------------------------------------------------------

Balanced Fund
Short Contracts:
Australian Dollar,
    7,599,000 expiring 02/27/98             $ 4,958,998             $  36,128

German Mark,
    6,338,000 expiring 02/27/98               3,535,118                51,448
                                            -----------             ---------
                                            $ 8,494,116             $  87,576
                                            ===========             =========
Income Fund
Short Contracts:
Australian Dollar,
    609,000 expiring 02/27/98               $   397,425             $   2,896

German Mark,
    557,000 expiring 02/27/98                   310,675                 4,521
                                            -----------             ---------
                                            $   708,100             $   7,417
                                            ===========             =========
International Equity Fund
Long Contracts:
French Franc,
    15,664 expiring 01/30/98                $     2,603             $     (37)

Italian Lira,
    7,683,942 expiring 01/02/98-01/08/98         23,054                  (225)
                                            -----------             ---------
                                            $    25,657             $    (262)
                                            ===========             =========

Short Contracts:
Swedish Krona,
    15,952 expiring 01/02/98                $     2,009             $      44
                                            ===========             =========
                                                                    $    (218)
                                                                    =========

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

December 31, 1997


4. FUND SHARE TRANSACTIONS -- The Funds are each a series of a diversified, open-end management investment company registered under the Investment Company Act of 1940. Shares are presently offered to HMLIC Separate Account and the HMLIC 401K Separate Account. The Growth Fund shares also may be purchased under the dividend reinvestment plans by certain shareholders.

Transactions in capital stock for the years ended 1997 and 1996 were:


                                                  Shares issued
                                                 to shareholders
                                                 in reinvestment
                                                of dividends and                         Net increase
                                 Shares sold      distribution       Shares redeemed      (decrease)
------------------------------------------------------------------------------------------------------
Growth Fund
12/31/97                         $4,363,953       $2,722,964          $(1,877,395)        $5,209,522
12/31/96                          3,682,495        2,117,237           (1,400,207)         4,399,525

Balanced Fund
12/31/97                          3,173,556        2,170,443           (1,685,163)         3,658,836
12/31/96                          2,851,756        1,594,607           (1,256,381)         3,189,982

Income Fund
12/31/97                            160,116           39,736             (312,085)         (112,233)
12/31/96                            222,424           41,119             (216,937)            46,606

Short-Term Fund
12/31/97                            356,190            4,867             (368,415)           (7,358)
12/31/96                            441,345            4,017             (423,462)            21,900

Small Cap Growth Fund
12/31/97                          1,527,761               --             (115,524)         1,412,237

International Equity Fund
12/31/97                            561,643            1,402              (55,142)           507,903

Socially Responsible Fund
12/31/97                            791,585            8,575              (38,492)           761,668

HORACE MANN MUTUAL FUNDS                                      1997 ANNUAL REPORT

December 31, 1997

5. MANAGEMENT AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES -- Horace Mann Educators Corporation ("HMEC") is the parent company of Horace Mann Investors, Inc. ("Investors") and Horace Mann Service Corporation ("HMSC") and indirectly owns HMLIC. Collectively these companies are referred to as Horace Mann.

As of May 1, 1997, Investors acts as the Trust's advisor, manages its investments, and administers its business affairs pursuant to an investment advisory and management agreement. Also on this date Wellington Management Company, LLP, became the subadvisor to the Growth, Balanced, Income and Short-Term Funds. Effective March 10, 1997, PNC Equity Advisors Company became the subadvisor to the Small Cap Growth Fund, and Scudder, Stevens & Clark, Inc. (Scudder Kemper Investments, Inc. as of December 31, 1997) became the subadvisor to the International Equity and Socially Responsible Funds. Each subadvisor is compensated by Investors (not the Trust) and bears all of its own expenses in providing subadvisory services.

For the Growth, Balanced, Income and Short-Term Funds, Investors receives separate management and advisory fees. The management agreement, the fee which is accrued daily and paid monthly, is calculated on a pro rata basis by applying the following annual percentage rates to the aggregate of all four Funds' daily net assets for the respective month.

        Net Assets                                 Rate

        On initial $100 million                    .250%
        Over $100 million                          .200%

Under the advisory agreement, the fee is accrued daily and calculated by applying the following annual percentage rates to the average daily net assets of each Fund for the respective month:

 Growth Fund   Balanced Fund  Income Fund  Short-Term Fund   Average Net Assets
   0.400%         0.325%        0.250%         0.125%       initial $100 million
   0.300%         0.275%        0.200%         0.100%        next $100 million
   0.250%         0.225%        0.150%         0.075%        next $300 million
   0.250%         0.200%        0.150%         0.075%        over $500 million

As compensation for its services, the Small Cap Growth, International Equity and Socially Responsible Funds each pay Investors a combined monthly management and advisory fee. The contractual fees are as follows:

        Small Cap Growth Fund                      1.40% of Net Assets
        International Equity Fund                  1.10% of Net Assets
        Socially Responsible Fund                  0.95% of Net Assets

For the first year of operations, Investors is voluntarily reducing these management fees by 0.40%. The actual management fees are accrued daily and paid monthly based on the following annual percentage rate to the Funds' average daily net assets for the respective month. The fees during the first year of operations net of waivers are:

    Small Cap Growth Fund
      1.00% on the first $25 million
      0.75% on all assets over $25 million

    International Equity Fund
      Inception to September 3, 1997            September 4, 1997 and thereafter
      0.35% on the first $40 million            0.525% on the first $40 million
      0.25% on the next $60 million             0.375% on the next $60 million
      0.225% on all assets over $100 million    0.3375% on all assets over $100
                                                million

    Socially Responsible Fund
      0.55% on the first $20 million
      0.45% on the next $20 million
      0.30% on the next $60 million

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT



Notes to the Financial Statements (Concluded)


December 31, 1997


Transfer and dividend disbursing agent services are provided by HMSC on a per account basis. The transfer agent fees for the year ended December 31, 1997 were $32,475 for the Growth Fund, $24 each for the Balanced, Income and Short-Term Funds, and $17 each for the Small Cap Growth, International Equity and Socially Responsible Funds.

The Trust pays each independent trustee a $1,000 annual retainer, $1,000 per Board meeting attended, $200 for each committee meeting and $500 for each telephonic meeting. Five meetings were held in 1997. For the year ended December 31, 1997, the fees, excluding travel expenses, for independent trustees totaled $17,200. The Trust does not compensate interested officers and trustees (those who are also officers and/or directors of Horace Mann).


6. SECURITY TRANSACTIONS -- Security transactions, excluding short-term investments, for the period ended December 31, 1997 were:

                                         Purchases      Proceeds from Sales
                                         ---------      -------------------

Growth Fund                            $351,345,751        $273,669,131

Balanced Fund                           311,352,148         263,223,850

Income Fund                               9,398,656          10,141,566

Short-Term Fund                                  --           2,272,476

Small Cap Growth Fund                    20,805,028           6,392,203

International Equity Fund                 5,633,865             899,953

Socially Responsible Fund                 9,381,671             907,333


The following table shows investments, excluding foreign currency, at cost and unrealized appreciation (depreciation) for federal income tax purposes by Fund at December 31, 1997.

                              Cost for federal     Aggregate gross       Aggregate gross
                                 income tax          unrealized             unrealized         Net unrealized
                                  purposes          appreciation          (depreciation)        appreciation
                                  --------          ------------          --------------        ------------
Growth Fund                     $495,598,317         $117,917,754         $(15,422,641)         $102,495,113

Balanced Fund                    335,550,145           55,170,274           (6,735,255)           48,435,019

Income Fund                        9,309,797              348,871              (57,201)              291,670

Short-Term Fund                    1,201,719                   --                   --                    --

Small Cap Growth Fund             16,580,522            1,424,211             (343,067)            1,081,144

International Equity Fund          5,175,108              335,556             (313,289)               22,267

Socially Responsible Fund          8,621,590              720,623             (145,929)              574,694

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT


             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                       THE GROWTH FUND AND A STOCK INDEX/1/

                           [LINE GRAPH APPEARS HERE]

-----------------------------------------------------
                     Growth Fund
            Average Annual Total Return
-----------------------------------------------------
  1 year         5 year        Since Inception/2/
-----------------------------------------------------
  23.45%         19.80%            16.03%
-----------------------------------------------------

             Growth         S&P 500
             ------         -------
Nov 89       10,000         10,000
Dec 89       10,432         10,449
Mar 90       10,206         10,134
Jun 90       10,543         10,772
Sep 90        9,346          9,291
Dec 90        9,852         10,124
Mar 91       11,084         11,595
Jun 91       11,505         11,568
Sep 91       11,766         12,187
Dec 91       12,464         13,209
Mar 92       12,269         12,875
Jun 92       12,862         13,120
Sep 92       13,994         13,534
Dec 92       13,659         14,215
Mar 93       14,807         14,836
Jun 93       15,248         14,908
Sep 93       15,837         15,293
Dec 93       16,354         15,648
Mar 94       15,975         15,055
Jun 94       16,329         15,118
Sep 94       17,054         15,857
Dec 94       16,353         15,855
Mar 95       17,628         17,399
Jun 95       19,051         19,059
Sep 95       20,233         20,574
Dec 95       21,787         21,813
Mar 96       23,306         22,983
Jun 96       24,060         24,015
Sep 96       24,935         24,757
Dec 96       27,295         26,821
Mar 97       27,421         27,540
Jun 97       31,016         32,345
Sep 97       34,060         34,771
Dec 97       33,695         35,769


Past performance is not predictive of future performance.

Annuity contract fees are not reflected in Growth Fund returns. Returns under the Annuity Alternatives contracts are shown on page 6.

/1/Stock: S&P 500 Standard and Poor's 500 Composite Index, an unmanaged index consisting of 500 stocks. Rate of returns shown above for the unmanaged indices have no expenses.

/2/Since inception refers to November 1, 1989, the date Wellington Management Company began advising the Growth Fund. Wellington Management Company, LLP, became the fund's subadvisor May 1, 1997. Previous periods during which the Growth Fund received investment advice from CIGNA Investments, Inc., are not shown.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                   THE BALANCED FUND AND A STOCK/BOND INDICES/1/

                           [LINE GRAPH APPEARS HERE]

-----------------------------------------------------
                    Balanced Fund
             Average Annual Total Return
-----------------------------------------------------
  1 year         5 year       Since Inception/2/
-----------------------------------------------------
  19.04%         15.35%            13.30%
-----------------------------------------------------

                                    Lehman Bros
           Balanced     S&P 500     Splice Index
           --------     -------     ------------
Nov 89       10,000       10,000        10,000
Dec 89       10,358       10,449        10,123
Mar 90       10,146       10,134        10,109
Jun 90       10,454       10,772        10,443
Sep 90        9,803        9,291        10,616
Dec 90       10,309       10,124        11,052
Mar 91       11,138       11,595        11,330
Jun 91       11,480       11,568        11,532
Sep 91       11,858       12,187        12,088
Dec 91       12,534       13,209        12,668
Mar 92       12,392       12,875        12,552
Jun 92       12,904       13,120        13,049
Sep 92       13,204       13,534        13,625
Dec 92       13,583       14,215        13,576
Mar 93       14,496       14,836        14,115
Jun 93       14,873       14,908        14,419
Sep 93       15,342       15,293        14,744
Dec 93       15,683       15,648        14,768
Mar 94       15,327       15,055        14,469
Jun 94       15,496       15,118        14,382
Sep 94       15,975       15,857        14,499
Dec 94       15,539       15,855        14,483
Mar 95       16,566       17,399        15,117
Jun 95       17,704       19,059        15,872
Sep 95       18,557       20,574        16,134
Dec 95       19,704       21,813        16,700
Mar 96       20,591       22,983        16,562
Jun 96       21,051       24,015        16,665
Sep 96       21,698       24,757        16,961
Dec 96       23,305       26,821        17,377
Mar 97       23,428       27,540        17,358
Jun 97       25,729       32,348        17,940
Sep 97       27,772       34,771        18,538
Dec 97       27,741       35,769        19,085


Past performance is not predictive of future performance.

Annuity contract fees are not reflected in Balanced Fund returns. Returns under the Annuity Alternatives contracts are shown on page 6.

/1/Stock/Bond Indices: S & P 500 Index and Lehman Bros. Intermediate Government/Corporate Bond Index through April 30, 1997. Lehman Bros. Aggregate Bond Index thereafter. Rates of return shown above for the unmanaged indices have no expenses.

/2/Since inception refers to November 1, 1989, the date Wellington Management Company began advising the Balanced Fund. Wellington Management Company, LLP, became the fund's subadvisor May 1, 1997. Previous periods during which the balanced Fund received investment advice from CIGNA Investment, Inc., are not shown.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT


             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                         THE INCOME FUND AND BOND INDEX/1/

                           [LINE GRAPH APPEARS HERE]

------------------------------------------------
                  Income Fund
          Average Annual Total Return
------------------------------------------------
  1 year         5 year    Since Inception/2/
------------------------------------------------
   9.42%          6.57%          7.76%
------------------------------------------------

DATE           INCOME FUND           BOND INDEX

1989             100.00                100.00
                 101.10                101.23
1990              99.71                101.09
                 103.06                104.33
                 105.44                106.16
                 108.75                110.52
1991             110.96                113.30
                 113.63                115.32
                 119.13                120.88
                 124.99                126.68
1992             123.93                125.52
                 128.57                130.49
                 134.09                136.25
                 133.99                135.76
1993             138.55                141.15
                 141.43                144.19
                 144.43                147.44
                 144.80                147.68
1994             141.47                144.69
                 140.47                143.82
                 141.57                144.99
                 141.35                144.83
1995             147.47                151.18
                 154.30                158.73
                 157.13                161.35
                 162.59                166.98
1996             161.09                165.60
                 161.60                166.64
                 164.22                169.61
                 168.28                173.76
1997             168.15                173.58
                 173.72                179.40
                 179.68                185.38
                 184.12                190.85


Past performance is not predictive of future performance.

Annuity contract fees are not reflected in Income Fund returns. Returns under the Annuity Alternatives contracts are shown on page 6.

/1/ Bond index; through April 30, 1997, Lehman Bros. Intermediate
Government/Corporate Bond index, an unmanaged index consisting of U.S. Treasury bonds, U.S. agency bonds and investment grade corporate bonds with intermediate maturities. Lehman Bros. Aggregate Bond Index thereafter. The rate of return shown above for the unmanaged index has no expenses.

/2/ Since inception refers to November 1, 1989, the date Wellington Management Company began advising the Income Fund. Wellington Management Company, LLP, became the fund's subadvisor May 1, 1997. Previous periods during which the Income Fund received investment advice from CIGNA Investments, Inc., are not shown.



             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
           THE SHORT-TERM INVESTMENT FUND AND A TREASURY BILL INDEX /1/


                           [LINE GRAPH APPEARS HERE]

------------------------------------------------
         Short-Term Investment Fund
         Average Annual Total Return
------------------------------------------------
  1 year         5 year    Since Inception/2/
------------------------------------------------
   5.09%          4.33%          4.92%
------------------------------------------------

DATE            SHORT TERM             TREASURY
             INVESTMENT FUND          BILL INDEX

1989             100.00                100.00
                 101.41                101.30
1990             103.30                103.35
                 105.28                105.44
                 107.36                107.43
                 109.43                109.33
1991             111.22                111.00
                 112.91                112.60
                 114.50                114.15
                 115.92                115.41
1992             116.94                116.58
                 117.97                117.66
                 118.88                118.57
                 119.72                119.51
1993             120.44                120.41
                 121.28                121.32
                 122.00                122.24
                 122.78                123.21
1994             123.76                124.15
                 124.74                125.29
                 125.97                126.60
                 127.57                127.97
1995             129.22                129.64
                 130.87                131.44
                 132.52                133.24
                 134.16                135.10
1996             135.77                136.81
                 137.25                138.54
                 139.00                140.32
                 140.90                142.08
1997             142.58                143.87
                 144.40                145.68
                 146.22                147.57
                 148.05                149.52


Past performance is not predictive of future performance.

Annuity contract fees are not reflected in Short-Term Investment Fund returns. Returns under the Annuity Alternatives contracts are shown on page 6.

/1/ Treasury Bill Index: An unmanaged index consisting of U.S. Treasury bills with 90 - day maturities. The rate of return shown above for the unmanaged index has no expenses.

/2/ Since inception refers to November 1, 1989, the date Wellington Management Company began advising the Short-Term Investment Fund. Wellington Management Company, LLP, became the fund's subadvisor May 1, 1997. Previous periods during which the Short-Term Investment Fund received investment advice from CIGNA Investments, Inc., are not shown.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT


COMPARISON OF CHANGE IN VALUE OF $10,000
INVESTMENT IN THE SMALL CAP FUND AND A STOCK INDEX /1/

                      ------------------------------------
                           Small Cap Fund Total Return

                                Since Inception/2/
                      ------------------------------------
                                     17.01%
                      ------------------------------------

                           [LINE GRAPH APPEARS HERE]

Date               Small Cap Growth Fund          Stock Index

Mar 10, 97                  100.0                  100.00
                             90.4                   91.39
                            105.5                  107.44
                            127.4                  125.62
Dec 31, 97                  117.0                  115.32


Past performance is not predictive of future performance.

Annuity contract fees are not reflected in the Small Cap Growth Fund returns. Returns under the Annuity Alternatives contracts are shown on page 6.

/1/Stock Index: Russell 2000, an unmanaged index composed of those Russell 2000 securities with a greater-than-average growth orientation. The Russell 2000 return shown to the left reflects the reinvestment of dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions or other expenses of investing.

/2/Since inception refers to its inception of investment operations March 10, 1997. PNC Equity Advisors Company is the fund's subadvisor.

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000
INVESTMENT IN THE INTERNATIONAL EQUITY FUND
AND AN EQUITY INDEX /1/

                      ------------------------------------
                            International Equity Fund
                                  Total Return
                      ------------------------------------

                                Since Inception/2/
                      ------------------------------------

                                      3.46%
                      ------------------------------------

                           [LINE GRAPH APPEARS HERE]

Date               International Equity Fund      Equity Index

Mar 10, 97                     100.00                100.00
                                97.50                100.36
                               105.40                112.97
                               108.20                112.18
Dec 31, 97                     103.52                103.39


Past performance is not predictive of future performance.

Annuity contract fees are not reflected in the International Equity Fund returns. Returns under the Annuity Alternatives contracts are shown on page 6.

/1/Equity Index: MSCI EAFE Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. The rate of return shown to the left for the unmanaged index has no expenses.

The index reflects performance from February 28, 1997 through December 31, 1997.

/2/Since inception refers to its inception of investment operations March 10, 1997. Scudder Kemper Investments, Inc. is the fund's subadvisor.

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000
INVESTMENT IN THE SOCIALLY RESPONSIBLE FUND
AND A STOCK INDEX /1/

                      ------------------------------------
                            Socially Responsible Fund
                                  Total Return
                      ------------------------------------

                                Since Inception/2/
                      ------------------------------------

                                     23.04%
                      ------------------------------------

                           [LINE GRAPH APPEARS HERE]

Date               Socially Responsible Fund      Stock Index

Mar 10, 97                     $10,000                $10,000
                                 9,380                  9,415
                                10,970                 11,058
                                12,040                 11,887
Dec 31, 97                      12,308                 12,228


Past performance is not predictive of future performance.

Annuity contract fees are not reflected in the Socially Responsible Fund returns. Returns under the Annuity Alternatives contracts are shown on page 6.

/1/Stock Index: S & P 500, Standard & Poor's 500 Composite Index, an unmanaged index consisting of 500 stocks. The rate of return shown to the left for the unmanaged index has no expenses.

/2/Since inception refers to its inception of investment operations March 10, 1997. Scudder Kemper Investments, Inc. is the fund's subadvisor.

Independent Auditors' Report


The Board of Trustees and Shareholders of
    Horace Mann Mutual Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Horace Mann Mutual Funds (the Funds), consisting of the Growth Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund as of December 31, 1997, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the periods presented in the two-year period then ended and financial highlights for each of the periods presented in the four-year period ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights for the six years ended December 31, 1993 were audited by other auditors whose report thereon dated January 21, 1994 expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1997, by correspondence with the custodian and brokers and by the application of alternative auditing procedures where broker replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 1997, the results of their operations for the period then ended, the changes in their net assets for the periods presented in the two-year period then ended and the financial highlights for each of the periods presented in the four-year period ended December 31, 1997, in conformity with generally accepted accounting principles.


                                       KPMG Peat Marwick LLP


Chicago, Illinois
January 28, 1998

                Annual Report
                December 31, 1997



                Horace Mann Life Insurance Company
                Separate Account






                Sponsor
                Horace Mann Life Insurance Company
                P.O. Box 4657
                Springfield, IL 62708-4657
                1-800-999-1030

HORACE MANN LIFE INSURANCE COMPANY                            1997 ANNUAL REPORT
SEPARATE ACCOUNT



Statements of Net Assets

December 31, 1997

                                                                       ACCOUNT DIVISION
                                   -------------------------------------------------------------------------------------------------
                                                                                            SOCIALLY
                                     GROWTH        INCOME       BALANCED     SHORT-TERM    RESPONSIBLE  INTERNATIONAL     SMALL CAP
                                      FUND          FUND          FUND          FUND           FUND          FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in Horace Mann
    Funds at market value         $470,039,495  $  9,334,533  $370,821,953  $  1,139,889   $  8,380,109  $  4,635,888   $ 14,263,751
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                      $470,039,495  $  9,334,533  $370,821,953  $  1,139,889   $  8,380,109  $  4,635,888   $ 14,263,751
====================================================================================================================================

NET ASSETS
  Net Assets (Indefinite
  units authorized)
    Active Contract Owners         468,020,438     9,287,993   370,027,984     1,139,889      8,380,109     4,635,888     14,263,751
    Retired Contract Owners          2,019,057        46,540       793,969             0              0             0              0
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL NET ASSETS            $470,039,495  $  9,334,533  $370,821,953  $  1,139,889   $  8,380,109  $  4,635,888   $ 14,263,751
====================================================================================================================================
  Total units                       18,317,985       718,041    18,709,483       114,103        692,571       451,401      1,219,124
  Net unit value
    (Net assets divided by
    total units held)             $      25.66  $      13.00  $      19.82  $       9.99   $      12.10  $      10.27   $      11.70

Investments
  Cost of investments             $420,898,039  $  9,286,487  $337,319,389  $  1,178,868   $  7,822,116  $  4,667,020   $ 13,710,620
  Unrealized appreciation
    (depreciation) of
    investments                   $ 49,141,456  $     48,046  $ 33,502,564  $    (38,979)  $    557,993  $    (31,132)  $    553,131

  Number of shares held in
    Horace Mann Funds               18,317,985       718,041    18,709,483       114,103        692,571       451,401      1,219,124

See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY                            1997 ANNUAL REPORT
SEPARATE ACCOUNT



Statements of Operations

For The Year Ended December 31, 1997

                                                                              ACCOUNT DIVISION
                                       --------------------------------------------------------------------------------------
                                                                                              SOCIALLY     INTER-
                                          GROWTH        INCOME       BALANCED    SHORT-TERM  RESPONSIBLE  NATIONAL  SMALL CAP
                                           FUND          FUND          FUND         FUND        FUND        FUND       FUND
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend income distribution          $ 6,300,470     $576,673    $10,343,200   $60,356     $ 67,408    $37,124    $      0
-----------------------------------------------------------------------------------------------------------------------------

  Net investment income                 $ 6,300,470     $576,673    $10,343,200   $60,356     $ 67,408    $37,124    $      0
-----------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
  Capital gain distribution              51,992,762       28,739     34,459,546       121       73,255          0           0
  Net realized gain on investments        7,086,629       36,386      5,943,489     1,021       14,530     14,101      27,460
  Net unrealized appreciation
    (depreciation) on investments        16,621,055      211,980      6,570,732    (3,324)     557,993    (31,132)    553,131
-----------------------------------------------------------------------------------------------------------------------------

  Net gain (loss) on investments         75,700,446      277,105     46,973,767    (2,182)     645,778    (17,031)    580,591
-----------------------------------------------------------------------------------------------------------------------------

  Net increase in net assets
    resulting from operations           $82,000,916     $853,778    $57,316,967   $58,174     $713,186    $20,093    $580,591
=============================================================================================================================

See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY                            1997 ANNUAL REPORT
SEPARATE ACCOUNT



Statements of Changes in Net Assets

For The Year Ended December 31, 1997

                                                              ACCOUNT DIVISION
                                      -----------------------------------------------------------------

                                         GROWTH                     INCOME                BALANCED
                                          FUND                       FUND                   FUND
-------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment income               $   6,300,470            $     576,673            $  10,343,200
  Capital gain distribution              51,992,762                   28,739               34,459,546
  Net realized gain on investments        7,086,629                   36,386                5,943,489
  Net unrealized appreciation
    (depreciation) on investments        16,621,055                  211,980                6,570,732
-------------------------------------------------------------------------------------------------------

  Net increase in net assets
    resulting from operations         $  82,000,916            $     853,778            $  57,316,967
-------------------------------------------------------------------------------------------------------

CONTRACT OWNERS' TRANSACTIONS
  Gross stipulated
    payments received                    60,603,245                  967,382               39,195,593
  Increase in seed shares                         0                        0                        0
  Sales and administrative
    expenses (Note 1)                       (19,794)                    (249)                  (8,802)
-------------------------------------------------------------------------------------------------------

  Net consideration received
    on annuity contracts                 60,583,451                  967,133               39,186,791
  Net transfer from (to)
    fixed accumulation account           28,809,157                 (231,171)              16,191,702
  Transfers from (to)
    other Divisions                       1,573,556               (1,460,415)              (6,348,937)
  Payments to contract owners           (18,173,126)              (1,036,070)             (17,746,583)
  Mortality and expense
    risk charge (Note 1)                 (5,090,905)                (128,196)              (4,477,414)
  Annual maintenance
    charge (Note 1)                        (397,597)                  (4,500)                (189,610)
  Surrender charges (Note 1)               (147,781)                  (4,303)                 (85,603)
  Mortality guarantee adjustment             38,022                      357                     (168)
-------------------------------------------------------------------------------------------------------

  Net increase (decrease) in net
    assets resulting from
    contract owners' transactions        67,194,777               (1,897,165)              26,530,178
-------------------------------------------------------------------------------------------------------

  Total increase
    (decrease) in net assets            149,195,693               (1,043,387)              83,847,145

Net assets, beginning of year           320,843,802               10,377,920              286,974,808
-------------------------------------------------------------------------------------------------------

Net assets, end of year               $ 470,039,495            $   9,334,533            $ 370,821,953
=======================================================================================================


                                                                                       ACCOUNT DIVISION
                                                        ----------------------------------------------------------------------------
                                                                                SOCIALLY
                                                           SHORT-TERM          RESPONSIBLE        INTERNATIONAL         SMALL CAP
                                                              FUND                FUND                 FUND                FUND
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment income                                 $     60,356         $     67,408         $     37,124         $          0
  Capital gain distribution                                      121               73,255                    0                    0
  Net realized gain on investments                             1,021               14,530               14,101               27,460
  Net unrealized appreciation
    (depreciation) on investments                             (3,324)             557,993              (31,132)             553,131
------------------------------------------------------------------------------------------------------------------------------------

  Net increase in net assets
    resulting from operations                           $     58,174         $    713,186         $     20,093         $    580,591
------------------------------------------------------------------------------------------------------------------------------------

CONTRACT OWNERS' TRANSACTIONS
  Gross stipulated
    payments received                                         66,883            2,199,943              966,858            2,945,958
  Increase in seed shares                                          0            1,000,000            1,000,000            1,000,000
  Sales and administrative
    expenses (Note 1)                                            (15)                (548)                 (63)                (381)
------------------------------------------------------------------------------------------------------------------------------------

  Net consideration received
    on annuity contracts                                      66,868            3,199,395            1,966,795            3,945,577
  Net transfer from (to)
    fixed accumulation account                             1,966,389            3,373,630            1,882,230            5,715,223
  Transfers from (to)
    other Divisions                                           52,025            1,174,990              846,352            4,162,429
  Payments to contract owners                             (2,101,039)             (28,137)             (51,721)            (136,707)
  Mortality and expense
    risk charge (Note 1)                                     (20,271)             (51,902)             (27,739)              (1,680)
  Annual maintenance
    charge (Note 1)                                             (525)                (879)                 (75)              (1,144)
  Surrender charges (Note 1)                                  (5,132)                (174)                 (47)                (538)
  Mortality guarantee adjustment                                   0                    0                    0                    0
------------------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) in net
    assets resulting from
    contract owners' transactions                            (41,685)           7,666,923            4,615,795           13,683,160
------------------------------------------------------------------------------------------------------------------------------------

  Total increase
    (decrease) in net assets                                  16,489            8,380,109            4,635,888           14,263,751

Net assets, beginning of year                              1,123,400                    0                    0                    0
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of year                                 $  1,139,889         $  8,380,109         $  4,635,888         $ 14,263,751
====================================================================================================================================

See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY                           1997 ANNUAL REPORT
SEPARATE ACCOUNT


Statements of Changes in Net Assets

For The Year Ended December 31, 1996


                                                                       ACCOUNT DIVISION
                                ----------------------------------------------------------------------------------------------------
                                                                                                         SOCIALLY    INTER-    SMALL
                                            GROWTH           INCOME          BALANCED       SHORT-TERM  RESPONSIBLE  NATIONAL  CAP
                                             FUND             FUND             FUND            FUND        FUND       FUND     FUND
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment income                 $   4,779,231   $    612,558     $   7,828,617     $    45,861        $0       $0       $0
  Capital gain distribution                36,028,769          3,042        24,350,075              18         0        0        0
  Net realized gain on investments          2,651,655         20,208         3,218,666           1,178         0        0        0
  Net unrealized appreciation
    (depreciation) on investments          16,330,705       (278,078)        7,539,257            (423)        0        0        0
------------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets
    resulting from operations           $  59,790,360   $    357,730     $  42,936,615     $    46,634        $0       $0       $0
------------------------------------------------------------------------------------------------------------------------------------

CONTRACT OWNERS' TRANSACTIONS
  Gross stipulated
    payments received                      42,594,385      1,145,206        33,980,802         122,775         0        0        0
  Sales and administrative
    expenses (Note 1)                         (13,529)          (338)           (8,274)            (12)        0        0        0
------------------------------------------------------------------------------------------------------------------------------------

  Net consideration received
    on annuity contracts                   42,580,856      1,144,868        33,972,528         122,763         0        0        0
  Net transfer from (to)
    fixed accumulation account             23,673,552        717,292        12,201,480       1,180,650         0        0        0
  Transfers from (to)
    other Divisions                         3,575,053       (744,792)       (2,971,237)        140,976         0        0        0
  Payments to contract owners             (10,948,201)    (1,062,633)      (13,088,894)     (1,309,998)        0        0        0
  Mortality and expense
    risk charge (Note 1)                   (3,168,991)      (139,714)       (3,340,727)        (11,289)        0        0        0
  Annual maintenance
    charge (Note 1)                          (284,408)        (4,873)         (194,576)           (700)        0        0        0
Surrender charges (Note 1)                   (105,435)        (1,861)          (83,377)         (5,456)        0        0        0
Mortality guarantee adjustment                (31,230)        (2,921)           (3,510)              0         0        0        0
------------------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) in
    net assets resulting from
    contract owners' transactions          55,291,196        (94,634)       26,491,687         116,946         0        0        0
------------------------------------------------------------------------------------------------------------------------------------

  Total increase
    (decrease) in net assets              115,081,556        263,096        69,428,302         163,580         0        0        0

Net assets, beginning of year             205,762,246     10,114,824       217,546,506         959,820         0        0        0
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of year                 $ 320,843,802   $ 10,377,920     $ 286,974,808     $ 1,123,400         0        0        0
====================================================================================================================================

See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY                            1997 ANNUAL REPORT
SEPARATE ACCOUNT

Notes to the Financial Statements

December 31, 1997

1. NATURE OF SEPARATE ACCOUNT -- Horace Mann Life Insurance Company Separate Account ("the Account"), registered as a unit investment trust under the Investment Company Act of 1940, is used to fund variable annuity contracts. All assets of the Account are invested in shares of the Horace Mann Growth Fund ("Growth Fund"), Horace Mann Income Fund ("Income Fund"), Horace Mann Balanced Fund ("Balanced Fund"), Horace Mann Short-Term Investment Fund ("Short-Term Fund"), Horace Mann Socially Responsible Fund ("Socially Responsible Fund"), Horace Mann International Equity Fund ("International Fund"), and Horace Mann Small Cap Growth Fund ("Small Cap Fund"). The funds collectively are referred to as the "Funds".

Certain specified amounts, as described in the annuity contracts, are paid to Horace Mann Life Insurance Company ("HMLIC") to cover death benefits, surrender charges, sales and administrative expenses and maintenance charges. In addition, an annual mortality risk charge up to .45% and expense risk charge up to .90% of the net variable account value is deducted from the Contract Owner's account, depending on the year of issue of the contract.

2. SIGNIFICANT ACCOUNTING POLICIES -- The investments in the funds are valued at market (net asset value). The Account owns approximately 79%, 97%, 96%, 95%, 92%, 90% and 87% of the Growth Fund, Income Fund, Balanced Fund, Short-Term Fund, Socially Responsible Fund, International Fund and Small Cap Fund, respectively. Distributions from the Funds are recorded on the ex-dividend date. Realized gains and losses are determined on the basis of average cost of shares owned for each Contract Owner.

3. FEDERAL INCOME TAXES -- Investment income of the Account is included in the tax return of HMLIC; however, no tax accrues on income attributable to tax-deferred annuities which comprise the majority of the Account contracts. Income attributable to non tax-deferred annuities is not significant.

4. INVESTMENTS OF THE SEPARATE ACCOUNTS -- In 1983, HMLIC, through the Account, purchased 10,000 shares of the Short-Term Fund. The investment income and unrealized appreciation/depreciation resulting from this investment inure to the benefit of HMLIC. As of December 31, 1997, the shares have a net asset value of $99,900. In 1997, HMLIC purchased 100,000 shares each from the Socially Responsible Fund, the International Fund, and the Small Cap Fund. As of December 31, 1997, the shares have net asset values of $1,210,000, $1,027,000, and $1,170,000, respectively.

5. PURCHASE AND SALES OF HORACE MANN FUND SHARES -- During the year ended December 31, 1997, purchases and proceeds from sales of Horace Mann Fund shares were as follows:

                                                                    ACCOUNT DIVISION
                --------------------------------------------------------------------------------------------------------------------
                                                                                   SHORT-TERM   SOC. RESP. INTERNATIONAL  SMALL CAP
                   GROWTH FUND            INCOME FUND            BALANCED FUND         FUND        FUND        FUND         FUND
                ACTIVE     RETIRED     ACTIVE     RETIRED      ACTIVE     RETIRED     ACTIVE      ACTIVE      ACTIVE       ACTIVE
------------------------------------------------------------------------------------------------------------------------------------
Purchases    $172,252,912  $354,628  $2,454,346   $11,683   $111,223,202  $152,476  $3,469,426  $8,220,743  $5,105,417   $14,994,750

Sales         $39,838,979  $193,922  $3,718,281    $3,117    $34,045,202   $54,063  $3,449,613    $398,627    $438,397   $ 1,284,130

HORACE MANN LIFE INSURANCE COMPANY                            1997 ANNUAL REPORT
SEPARATE ACCOUNT


Notes to the Financial Statements (Concluded)

December 31, 1997

6.  CHANGE IN CONTRACT OWNERS' ACCOUNT UNITS


                                                   ACCOUNT DIVISION
                          ------------------------------------------------------------------------
                             GROWTH FUND              INCOME FUND              BALANCED FUND
                          ACTIVE     RETIRED        ACTIVE   RETIRED         ACTIVE     RETIRED
--------------------------------------------------------------------------------------------------
Account units
  outstanding
  at 01/01/1996          9,428,142    71,500        773,080    3,192       12,054,607    31,310
Consideration
  received               1,777,764     2,667         87,719        0        1,766,863     2,771
Dividend
  distributions          1,563,400     9,230         38,746      171        1,515,269     3,901
Net transfers            1,135,533         0         (2,458)       0          480,686         0
Payments to
  contract owners         (475,479)   (9,230)       (82,219)    (428)        (701,137)   (2,485)
--------------------------------------------------------------------------------------------------

Account units
  outstanding
  at 12/31/96           13,429,360    74,167        814,868    2,935       15,116,288    35,497
Consideration
  received               2,258,768     2,558         74,318      654        1,886,399     2,325
Dividend
  distributions          2,118,257     9,852         37,957      228        2,071,527     4,842
Net transfers            1,178,853         0       (126,327)       0          501,659         0
Payments to
  contract owners         (745,938)   (7,892)       (86,355)    (237)        (906,449)   (2,605)
--------------------------------------------------------------------------------------------------

Account units
  outstanding
  at 12/31/97           18,239,300    78,685        714,461    3,580       18,669,424    40,059
==================================================================================================


                                  SHORT-TERM    SOC. RESP.   INTERNATIONAL    SMALL CAP
                                     FUND         FUND           FUND           FUND
                                    ACTIVE       ACTIVE         ACTIVE         ACTIVE
----------------------------------------------------------------------------------------
Account units
  outstanding
  at 01/01/1996                      95,982           0             0              0
Consideration
  received                           12,016           0             0              0
Dividend
  distributions                       3,777           0             0              0
Net transfers                       128,861           0             0              0
Payments to
  contract owners                  (128,632)          0             0              0
----------------------------------------------------------------------------------------

Account units
  outstanding
  at 12/31/96                       112,004           0             0              0
Consideration
  received                            6,532     288,896       192,863        356,834
Dividend
  distributions                       4,548       7,545         1,015              0
Net transfers                       204,116     398,636       264,465        876,207
Payments to
  contract owners                  (213,097)     (2,506)       (6,942)       (13,917)
----------------------------------------------------------------------------------------

Account units
  outstanding
  at 12/31/97                       114,103     692,571       451,401      1,219,124
========================================================================================

Independent Auditors' Report


The Contract Owners of Horace Mann
Life Insurance Company Separate
Account and the Board of Directors
of Horace Mann Life Insurance Company:

We have audited the accompanying statements of net assets of the Growth, Income, Balanced, Short-Term, Socially Responsible, International, and Small Cap Growth Fund Divisions within Horace Mann Life Insurance Company Separate Account as of December 31, 1997, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the Horace Mann Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Growth, Income, Balanced, Short-Term, Socially Responsible, International, and Small Cap Growth Fund Divisions within Horace Mann Life Insurance Company Separate Account as of December 31, 1997, and the results of their operations for the year then ended and changes in their net assets for each of the years in the two-year period ended December 31, 1997, in conformity with generally accepted accounting principles.

                                         KPMG Peat Marwick LLP

Chicago, Illinois
January 23, 1998
www.horacemann.com

Where it's @

Log on and look in

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see the future of service! Horace Mann's official web site contains agency
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                              And stay connected!

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                   [LOGO OF HORACE MANN APPEARS HERE]
                   ----------------------------------------
                   Insuring America's Educational Community

                   The Horace Mann Companies

                   www.horacemann.com

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                                  ----------------------------------------
                                  Insuring America's Educational Community

                                  The Horace Mann Companies

                                  www.horacemann.com